                                COLUMBIA PARTNERS
                                   Equity Fund

Dear Fellow Shareholders:

     We are writing to report the investment results for the Columbia Partners
Equity Fund. The Fund in the six month period since we last reported to you, October 1, 2000 to March 31, 2001, was down 31.95% and for the past twelve months ending March 31, 2001, was down 33.94%. The Fund's investment results are compared to the unmanaged S&P 500 Index and the Russell 2000 Index in the table and chart below.

                 - Returns for Periods Ending March 31, 2001 -

                                                                                 Average Annual Return Since
                        1st Quarter            Last 6                                      Inception
Fund/Index                2001                 Months              1 Year               (March 31, 1999)
----------                ----                 ------              ------               ----------------
Columbia Partners
 Equity Fund            -17.05%                 -31.95%             -33.94%                   7.99%

S&P 500                 -11.85%                 -18.74%             -21.67%                  -3.88%

Russell 2000             -6.51%                 -12.96%             -15.33%                   7.81%

                  Growth of $10,000 investment made on 3/31/99

      Date            Columbia Partners           S & P            Russell 2000
                      Equity Fund                 Index                Index

      3/31/99            $10,000.00             $10,000.00           $10,000.00
      4/30/99             10,590.00              10,387.25            10,896.09
      5/31/99             10,380.00              10,142.31            11,055.26
      6/30/99             10,980.00              10,704.73            11,555.16
      7/31/99             11,110.00              10,370.80            11,238.13
      8/31/99             10,890.00              10,319.48            10,822.18
      9/30/99             10,940.00              10,036.91            10,824.54
     10/31/99             11,520.00              10,671.80            10,868.39
     11/30/99             12,750.00              10,888.73            11,517.35
     12/31/99             13,879.53              11,529.64            12,821.12
      1/31/00             13,961.84              10,950.43            12,615.21
      2/29/00             17,079.33              10,743.34            14,698.43
      3/31/00             17,655.50              11,793.69            13,729.35
      4/28/00             16,410.56              11,439.00            12,903.16
      5/31/00             15,546.31              11,204.18            12,151.15
      6/30/00             16,245.94              11,480.43            13,210.42
      7/31/00             16,153.34              11,301.09            12,785.41
      8/31/00             18,097.92              12,002.65            13,760.92
      9/30/00             17,141.06              11,369.15            13,356.46
     10/31/00             16,235.65              11,320.93            12,760.27
     11/30/00             12,994.70              10,429.04            11,450.40
     12/29/00             14,061.06              10,480.20            12,433.79
      1/31/01             15,029.93              10,851.81            13,081.11
      2/28/01             13,067.35               9,862.95            12,222.83
      3/31/01             11,663.73               9,238.22            11,624.93

     The Columbia Partners Equity Fund's historical results are net of all expenses, and assume reinvestment of dividends and capital gains since March 31, 1999 (commencement of operations), versus the gross market benchmarks (the S&P
500 Index and the Russell 2000 Index), which assume all dividends are reinvested. When trying to achieve benchmark returns, investment management fees, transaction costs and execution costs will be incurred. PAST PERFORMANCE
IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                Review & Outlook

     The equity markets declined precipitously since our last letter to Columbia Partners Equity Fund shareholders six months ago. After five years of optimism and rising stock prices, markets in the U.S. and around the world began to falter late in 2000 and continued through the first quarter of 200l. For the six-month period ending March 31, 2001, the S&P 500 declined 18.74%, the small-cap Russell 2000 Index declined 12.96 %, and the NASDAQ declined 49.90%. The markets' sell-off has been in response to the very rapid slowdown in economic activity and the resulting deterioration in realized and anticipated corporate earnings.

     The source of greatest difficulty for the Columbia Partners Equity Fund has been the technology sector. As the economy has slowed, spending for computer hardware, software and related services has slowed at a much more dramatic rate. Diminishing economic activity has also negatively affected the once fast growing telecommunications sector, as new orders for semiconductor and switching equipment have virtually come to a halt. While earnings estimates have been reduced significantly across the board, the price declines have swept the baby out with the bath water. Many companies have intact business models, good balance sheets and leading market positions. And while renewed spending may not benefit the same companies as in the previous cycle, businesses and individual consumers will probably continue to use cell phones, the Internet and computers. Technology products that allow companies to cut costs most likely will always be in demand, even in a tough environment, and we believe we own the leading technology and telecommunications companies in the Columbia Partners Equity Fund and thus are overweighted in this group.

     We are also emphasizing energy stocks, which have held up rather well in this carnage. We believe that we are still in the early stages of a multi-year drilling cycle because natural gas demand will exceed natural gas supply, assuming normal weather patterns. While gas prices may not go back to the $10 per mcf level of last December, energy companies will do very well at $4-$5 per mcf.

     We believe the Federal Reserve is the key to economic revival, and the Fed has lowered interest rates four times in the past four months. The equity market has a history of responding favorably to Federal Reserve easing. Since l975, there have been seven periods where the Fed has cut rates at least three times in a row. Although past performance is not an indication of future results, on average, the Dow Jones Industrial Average rose 10% within six months and 25% within one year of the third easing. The NASDAQ has done even better with average gains of 17% and 40%, respectively. The stock market sectors that have generally responded first to economic recovery are the financial and consumer cyclical areas. For that reason we are investing in these two areas with holdings such as Citigroup and JP Morgan Chase in the financial sector and Target and Wal-Mart in the consumer group.

     We will continue to look for the best equity investments for the Columbia Partners Equity Fund based on prospective earnings growth, valuation, and quality considerations.

                                   Very truly yours,

                                   Terence W. Collins
                                    President

Columbia Partners Equity Fund
Schedule of Investments - March 31, 2001
Common Stock - 93.0%                                             Shares                       Value

Air Transportation, Scheduled - 2.4%
Northwest Airlines Corporation - Class A (a)                         18,585                       420,486
                                                                                         -----------------
Bottled & Canned Soft Drinks Carbonated Waters - 1.5%
Coca-Cola Co.                                                         5,825                       263,057
                                                                                         -----------------
Computer Communications Equipment - 1.5%
Emulex Corp. (a)                                                     10,560                       198,660
Juniper Networks, Inc. (a)                                            1,740                        66,050
                                                                                         -----------------
                                                                                                  264,710
                                                                                         -----------------
Computer Peripheral Equipment, NEC - 0.6%
Cisco Systems, Inc. (a)                                               6,035                        95,428
                                                                                         -----------------
Drilling Oil & Gas Wells - 7.2%
ENSCO International, Inc.                                            14,610                       511,350
Nabors Industries, Inc. (a)                                          13,835                       717,206
                                                                                         -----------------
                                                                                                1,228,556
                                                                                         -----------------
Electronic & Other Electrical Equipment
   (No Computer Equipment) - 2.0%
General Electric Co.                                                  8,045                       336,767
                                                                                         -----------------
Fire, Marine & Casualty Insurance - 2.2%
Citigroup, Inc.                                                       8,334                       374,863
                                                                                         -----------------
Ice Cream & Frozen Desserts - 2.7%
Suiza Foods Corp. (a)                                                 9,540                       458,779
                                                                                         -----------------
Industrial Inorganic Chemicals - 4.9%
Georgia Gulf Corp.                                                   48,095                       837,334
                                                                                         -----------------
Motor Vechicle Parts & Accessories - 2.2%
Gentex Corp. (a)                                                     15,985                       369,653
                                                                                         -----------------
National Commercial Banks - 2.8%
Hibernia Corporation - Class A                                       33,650                       470,090
                                                                                         -----------------
Oil, Gas Field Services, NBC - 5.4%
BJ Services Co. (a)                                                   9,805                       698,116
Schlumberger Limited                                                  3,740                       215,461
                                                                                         -----------------
                                                                                                  913,577
                                                                                         -----------------
Pharmaceutical Preparations - 8.9%
American Home Products Corp.                                          5,295                       311,081
Johnson & Johnson                                                     4,060                       355,128
Pfizer, Inc.                                                          8,755                       358,517
Shire Pharmaceutical Group Plc. (a) (c)                              11,150                       487,812
                                                                                         -----------------
                                                                                                1,512,538
                                                                                         -----------------
Columbia Partners Equity Fund
Schedule of Investments - March 31, 2001

Common Stocks - continued                                        Shares                       Value

Retail - Grocery Stores - 3.0%
Safeway, Inc. (a)                                                     9,315                     $ 513,722
                                                                                         -----------------
Retail - Lumber & Other Building Materials Dealers - 2.0%
Home Depot, Inc.                                                      8,100                       349,110
                                                                                         -----------------
Retail - Variety Stores - 5.7%
Costco Wholesale Corp.(a)                                             7,060                       277,105
Target Corp.                                                         11,295                       407,523
Wal-Mart Stores, Inc.                                                 5,645                       285,073
                                                                                         -----------------
                                                                                                  969,701
                                                                                         -----------------
Retail - Women's Clothing Stores - 5.7%
Chico's FAS, Inc. (a)                                                29,825                       978,633
                                                                                         -----------------
Security Brokers, Dealers & Flotation Companies - 2.2%
Merrill Lynch & Co., Inc.                                             6,810                       377,274
                                                                                         -----------------
Semiconductors - 7.5%
Broadcom Corp. - Class A (a)                                          3,225                        93,203
Cree, Inc. (a)                                                        8,950                       133,982
Intel Corp.                                                           6,175                       162,480
Micron Technology, Inc.                                              12,015                       498,983
TranSwitch Corp. (a)                                                 14,510                       190,444
Vitesse Semiconductor Corp. (a)                                       8,330                       198,358
                                                                                         -----------------
                                                                                                1,277,450
                                                                                         -----------------
Services - Computer Integrated Systems Designs - 3.3%
Jack Henry & Associates                                              21,180                       501,701
Network Appliance, Inc. (a)                                           3,710                        62,374
                                                                                         -----------------
                                                                                                  564,075
                                                                                         -----------------
Services - Employment Agencies - 2.7%
Robert Half International, Inc. (a)                                  20,420                       456,387
                                                                                         -----------------
Services - Prepackaged Software - 8.0%
Ariba, Inc. (a)                                                       4,835                        38,227
Brocade Communications Systems, Inc. (a)                              7,520                       157,093
Microsoft Corp. (a)                                                   6,000                       328,125
Rational Software Corp. (a)                                          16,660                       295,715
VERITAS Software Corp. (a)                                            4,559                       210,808
Wind River Systems, Inc. (a)                                         14,105                       327,941
                                                                                         -----------------
                                                                                                1,357,909
                                                                                         -----------------
Services - Specialty Outpatient Facilities, NEC - 2.6%
Orthodontic Centers of America, Inc. (a)                             21,765                       446,182
                                                                                         -----------------
State Commerical Banks - 1.5%
J.P. Morgan Chase & Co.                                               5,847                       262,530
                                                                                         -----------------
Water Transportation - 4.5%
Trico Marine Services, Inc. (a)                                     50,780                        761,700
                                                                                         -----------------
Total Common Stock (Cost $18,662,341)                                                          15,860,511
                                                                                         -----------------
Columbia Partners Equity Fund
Schedule of Investments - March 31, 2001

                                                                       Principal
                                                                 Value                        Value
Money Market Securities - 8.2%
Firstar Treasury Fund, 8.2% (b) (Cost $1,408,688)                 1,408,688                   $ 1,408,688
                                                                                         -----------------
TOTAL INVESTMENTS (Cost $20,071,029) - 101.2%                                                  17,269,199
                                                                                         -----------------
Other assets less liabilities - (1.2)%                                                           (206,256)
                                                                                         -----------------
Total Net Assets - 100.0%                                                                     $17,062,943
                                                                                         =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at March
31, 2001.
(c) American Depository Receipt

See accompanying notes which are an integral part of the financial statements.

Columbia Partners Equity Fund                                                           March 31, 2001
Statement of Assets & Liabilities

Assets
Investment in securities (cost $20,071,029)                                               $ 17,269,199
Dividends receivable                                                                             7,280
Interest receivable                                                                              5,021
Receivable for fund shares sold                                                                    969
                                                                                     ------------------
   Total assets                                                                             17,282,469

Liabilities
Payable to custodian                                                                             $ 892
Accrued investment advisory fee                                                                 18,634
Payable for fund shares purchased                                                              200,000
                                                                                     ------------------
   Total liabilities                                                                           219,526

Net Assets                                                                                $ 17,062,943
                                                                                     ==================
Net Assets consist of:
Paid-in capital                                                                             21,923,467
Accumulated undistributed net realized loss on investments                                  (2,058,694)
Net unrealized depreciation on investments                                                  (2,801,830)
                                                                                     ------------------

Net Assets, for 1,818,088 shares                                                          $ 17,062,943
                                                                                     ==================
Net Asset Value

Offering price and redemption price per share ($17,062,943 / 1,818,088 )                        $ 9.39
                                                                                     ==================

See accompanying notes which are an integral part of the finanacial statements.

Columbia Partners Equity Fund                                                         March 31, 2001
Statement of Operations

Investment Income:
Dividends                                                                                    $ 78,024
Interest                                                                                      112,359
                                                                                  -------------------
    Total investment income                                                                   190,383
                                                                                   -------------------
Expenses:
Investment advisory fee                                                                        265,271
Trustees' fees                                                                                   2,117
                                                                                   -------------------
     Total expenses before reimbursement                                                       267,388
Reimbursed expenses                                                                             (2,117)
                                                                                    -------------------
     Total operating expenses                                                                  265,271
                                                                                    -------------------
Net Investment Income (Loss)                                                                   (74,888)
                                                                                    -------------------
Realized and Unrealized
   Gain (Loss) on Investments:
Net realized gain (loss) on investment securities                                           (1,996,309)
Net change in net unrealized depreciation
   on investment securities                                                                 (6,580,093)
                                                                                    -------------------
Net realized and unrealized loss on investments                                             (8,576,402)
                                                                                    -------------------
Increase (Decrease) in Net
   Assets from Operations                                                                 $ (8,651,290)
                                                                                    ===================

See accompanying notes which are an integral part of the finanacial statements.

Columbia Partners Equity Fund
Statement of Changes in Net Assets
                                                           For the year              For the year
                                                               ended                    ended
Increase in Net Assets                                     March 31, 2001            March 31, 2000
Operations
   Net investment income (loss)                             $ (74,888)                (34,929)
   Net realized gain (loss) on investment securities       (1,996,309)              3,818,020
   Change in net unrealized appreciation (depreciation)    (6,580,093)              3,778,263
                                                          -----------------     ---------------------
   Net increase (decrease) in net assets resulting
    from operations                                        (8,651,290)              7,561,354
                                                          -----------------     ----------------------
Distributions to shareholders
   From net investment income                                   0                       0
   From net realized gain                                  (3,423,606)               (421,869)
                                                          ------------------    ----------------------
   Total distributions                                     (3,423,606)               (421,869)
                                                          -------------------   ----------------------
Share Transactions

   Net proceeds from sale of shares                          3,590,870              17,229,187
   Shares issued in reinvestment of distributions            3,423,460                 421,869
   Shares redeemed                                          (1,916,848)               (750,184)
                                                           ------------------   ------------------------
Net increase (decrease) in net assets resulting
   from share transactions                                   5,097,482              16,900,872
                                                           ------------------   ------------------------
Total increase (decrease) in net assets                     (6,977,414)             24,040,357
                                                           ------------------   ------------------------
Net Assets
   Beginning of period                                      24,040,357                       0
                                                           -------------------  ------------------------
   End of period [including accumulated undistributed
      net investment loss of $74,888 and
      $34,929, respectively]                               $ 17,062,943            $ 24,040,357
                                                           ===================  =========================
Capital Share Transactions
   Shares sold                                                  260,779               1,426,414
   Shares issued in reinvestment of distributions               307,037                  30,997
   Shares repurchased                                          (150,284)                (56,855)
                                                           -------------------  --------------------------
   Net increase from capital transactions                       417,532               1,400,556
                                                           ===================  ==========================

See accompanying notes which are an integral part of the finanacial statements.

Columbia Partners Equity Fund
Financial Highlights
                                                        Year                   Year
                                                        ended                  ended
                                                      March 31,              March 31,
                                                        2001                   2000
                                                   ----------------      ------------------
Selected Per Share Data
Net asset value, beginning of period                       $ 17.16                 $ 10.00
                                                   ----------------      ------------------
Income from investment operations
   Net investment loss                                       (0.05)                  (0.04)
   Net realized and unrealized gain (loss)                   (5.41)                   7.59
                                                   ----------------      ------------------
Total from investment operations                             (5.46)                   7.55
                                                   ----------------      ------------------
Less distributions
   From net investment income                                 0.00                    0.00
   From net realized gain                                    (2.31)                  (0.39)
                                                   ----------------      ------------------
Total distributions                                          (2.31)                  (0.39)
                                                   ----------------      ------------------
Net asset value, end of period                              $ 9.39                 $ 17.16
                                                   ================      ==================

Total Return                                                (33.94)%                76.56%

Ratios and Supplemental Data
Net assets, end of period (000)                            $17,063                 $24,040
Ratio of expenses to average net assets                      1.20%                   1.20%
Ratio of expenses to average net assets
   before reimbursement                                      1.21%                   1.22%
Ratio of net investment income (loss) to
   average net assets                                        (0.34)%                 (0.31)%
Ratio of net investment income (loss) to
   average net assets before reimbursement                   (0.35)%                 (0.34)%
Portfolio turnover rate                                      67.93%                 215.08%

See accompanying notes which are an integral part of the finanacial statements.

                          Columbia Partners Equity Fund
                          Notes to Financial Statements
                                 March 31, 2001

NOTE 1.  ORGANIZATION

Columbia Partners Equity Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on February 2, 1999 and commenced operations on April 1, 1999. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995, (the "Trust Agreement"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end series of the Trust. The Fund's investment objective is to provide long-term capital growth. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations- Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.

                          Columbia Partners Equity Fund
                          Notes to Financial Statements
                           March 31, 2001 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund retains Columbia Partners, L.L.C. (the "Advisor") to manage the Fund's investments. The Advisor was organized in 1995, as an independent limited liability company owned 50% by its employees and 50% by Galway Capital Management, L.L.C., a venture capital firm. A team of the Advisor makes the investment decisions for the Fund, which is primarily responsible for the day-to-day management of the Fund's portfolio.

Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee of 1.20% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the fiscal year ended March 31, 2001, the Advisor earned a fee of $265,271 from the Fund. The Advisor has contractedly agreed to permanently reimburse fees and other expenses of the trustees to the extent necessary to maintain total operating expenses at the rate of 1.20%. For the fiscal year ended March 31, 2001, the Advisor reimbursed expenses of $2,117.

Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc. both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger AmeriPrime Financial Services, Inc. served as administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., ("Unified"), still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

The Fund retains Unified to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement.

Prior to December 31, 2000, the Fund retained Ameriprime Financial Securities, Inc. to act as the principle distributor of its shares. Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective December 31, 2000, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. There were no payments made to either distributor during the fiscal year ended March 31, 2001. A Trustee and officer of the Trust may be deemed to be an affiliate of Ameriprime Financial Securities Inc. and Unified Financial Securities, Inc.

NOTE 4.  INVESTMENTS

For the fiscal year ended March 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $18,558,244 and $13,399,959, respectively. As of March 31, 2001, the gross unrealized appreciation for all securities totaled $1,914,019 and the gross unrealized depreciation for all securities totaled $4,715,849 for a net unrealized appreciation of $2,801,830. The aggregate cost of securities for federal income tax purposes at March 31, 2001 was $18,686,171.

                          Columbia Partners Equity Fund
                          Notes to Financial Statements
                           March 31, 2001 - continued


NOTE 5. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Columbia Partners Equity Fund (a series of the AmeriPrime Funds)

We have audited the accompanying statement of assets and liabilities of the Columbia Partners Equity Fund, including the schedule of portfolio investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Columbia Partners Equity Fund as of March 31, 2001, the results of its operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
April 17, 2001

April 20, 2001

Dear Fellow Shareholders,

Over the past year the Martin Capital U.S. Opportunity Fund has suffered along with the NASDAQ, which has endured the worst sell-off since the creation of the index in 1971. The broader markets also have suffered significant damage. The
U.S. Opportunity Fund lost 54.9% for the fiscal year ended March 31, 2001, after increasing 61.9% the previous fiscal year. The S&P 500 lost 21.7% during the Fund's fiscal year ended March 31, 2001, after increasing 17.3% during the Fund's prior fiscal year.

While this performance has been disappointing, we believe the Fund is positioned to take full advantage of a market rebound. The key to great long-term performance is maintaining a consistent approach to investing. With the U.S.
Opportunity Fund, we have built a portfolio of high quality growth companies possessing the potential for superior earnings growth in an expanding and growing global economy. We have maintained this approach throughout the market downturn and we will continue to maintain this approach for the foreseeable future. As we stated in last year's annual report: "This strategy may tend to impact short-term performance during times of weakness in growth stocks...
therefore, we are unlikely to participate in systematic market-timing strategies, as that would ultimately harm our long-term performance." As it turns out, our short-term performance was affected; however, our long-term outlook remains bullish. By maintaining exposure to the market, we believe our shareholders have the best opportunity to realize the potential rewards of market appreciation over time.

Economic Outlook

U.S. economic growth has been slowing since the first quarter of last year. The biggest surprise has been the speed at which the downturn accelerated last
December. As the economy weakened, companies quickly responded by cutting or postponing capital spending, especially in information technology. Earnings and earnings projections fell precipitously, pulling stock prices down. The Fed started cutting interest rates between Open Market Committee meetings in early
January in an effort to stimulate the economy - attempting to avoid a recession.
The Fed Funds target is down 2.0% so far this year. This will eventually have a positive effect, though it usually takes six to nine months for results of rate cuts to become apparent. Therefore, we will most likely start to see the economy accelerate in the third quarter of 2001 as the Fed rate cuts begin to have an effect and capital spending picks up again.

Looking ahead, we believe the high-tech/information revolution we have been experiencing will eventually be as extensive as the industrial revolution and will continue for decades. Computer hardware, software and communications equipment are today's tools in this revolution. The need for these products will not decrease, except on a temporary basis, such as we are now experiencing. The forms and adaptations of equipment and software will continually change. We believe the fastest growth will occur in the sectors that deliver products for the mainstream of this revolution.

Market Outlook

As we begin the second quarter, I remain extremely bullish about the prospects for the stock market in general, and technology in particular, for the intermediate-term (six to twelve months) and the long-term. At this stage in the game, the risk/reward potential is now much more attractive for stocks than for bonds. Record amounts of cash in brokerage accounts and short interest
(investors that have sold stock they don't own) are two indicators that suggest a market bottom may have been set in early April. Also, widespread negative sentiment and the Chinese spy-plane sell-off at the beginning of April are typical of the final capitulation stage of a bear market.

Although many factors contributed to the present bear market, the biggest factor has been the Fed's tight monetary policy. Fortunately, this is an easy problem to fix since macro-economic fundamentals remain quite positive. Now that the Fed has finally lowered the Fed Funds rate to 4.5 %, the economy should begin to stabilize. With further rate cuts the stock market should start to discount the present negative economic conditions in favor of better conditions later this year.

The final stage of a bear market is always the most frustrating. Just as the euphoria at market tops is contagious, the disappointment and despair at market bottoms is demoralizing. There is a tendency to focus on how the loss of capital could have been avoided and a desire to take action to prevent further losses.
My experience in achieving high long-term returns, however, is that investment consistency based on macro-economic expectations is the best course. I believe favorable macro-economic conditions, such as the expanding global economy and technological advances enhancing productivity and communication, will bring back the secular bull market once there is a general consensus that the Fed has lowered rates enough to accommodate higher economic growth. Accordingly, rather than taking a defensive approach, I believe now is the time to be most aggressive.

Thank you for your continued confidence,


Paul Martin
Portfolio Manager

While it is anticipated that the Fund will diversify its investments across a range of industries, certain sectors (such as the technology sector) are likely to be over-weighted compared to others because the Fund's advisor seeks the best investment values regardless of sector. One of the risks associated with an over-weighting in any sector is that a weakness in this sector could result in significant losses to the Fund.
Fund Holdings

               Ten Largest Holdings               Percent of Net Assets 3/31/01
               --------------------               -----------------------------
               Dell Computer                        6.8%
               Advanced Micro Devices               2.9%
               Starbucks                            2.9%
               Electronic Arts                      2.9%
               Advent Software                      2.8%
               LAM Research                         2.3%
               Berkshire Hathaway                   2.3%
               Medtronic                            2.3%
               Citigroup                            2.2%
               Qualcomm                             2.1%

                  - Returns for Periods Ended March 31, 2001 -

                                                                                    Average Annual Return Since
                        1st Quarter              Last 6                                      Inception
Fund/Index                 2001                  Months              1 Year               (April 1, 1999)
----------                 ----                  ------              ------              ---------------

U.S. Opportunity
Fund                    -24.32%                 -48.35%             -54.86%                    -14.50%

S&P 500                 -11.85%                 -18.74%             -21.67%                     -4.15%

       GROWTH OF $10,000     U.S. OPPORTUNITY
                                  FUND       vs.     S&P 500

             3/31/99             $10,000             $10,000
             4/30/99              $9,870             $10,328
             5/31/99              $9,690             $10,085
             6/30/99             $10,560             $10,644
             7/31/99             $10,210             $10,312
             8/31/99             $10,350             $10,261
             9/30/99             $10,450              $9,980
            10/31/99             $11,410             $10,611
            11/30/99             $12,640             $10,827
            12/31/99             $14,630             $11,464
             1/31/00             $14,110             $10,888
             2/29/00             $15,750             $10,682
             3/31/00             $16,190             $11,727
             4/30/00             $15,520             $11,374
             5/31/00             $13,680             $11,141
             6/30/00             $15,530             $11,415
             7/31/00             $14,470             $11,237
             8/31/00             $15,970             $11,934
             9/30/00             $14,150             $11,305
            10/31/00             $13,320             $11,257
            11/30/00             $10,040             $10,370
            12/31/00              $9,657             $10,421
             1/31/01             $11,259             $10,790
             2/28/01              $8,638              $9,807
             3/31/01              $7,308              $9,186

The Standard & Poor's 500 Index is an index of the 500 largest capitalized stocks in the United States and is widely recognized as a general indicator of the overall health of the U.S. stock market. Past performance is no guarantee of future investment performance. Yield, share price, and returns on an actual investment will fluctuate, and may result in a gain or loss when you sell your shares. The Martin Capital U.S. Opportunity Fund is offered by prospectus only. The prospectus contains important information about the Fund's objectives, risks, fees, distribution charges, and other expenses. You should read the prospectus carefully before investing or sending money. You can or obtain a prospectus by calling 1-877-477-7036. Unified Financial Securities, Inc distributes shares of the Martin Capital U.S. Opportunity Fund.

Martin Capital U.S. Opportunity Fund
Schedule of Investments - March 31, 2001
Common Stocks - 108.3%                                                 Shares                         Value

Computer Communication Equipment - 1.5%
3Com Corp. (a)                                                              5,000                       $ 28,594
Cisco Systems, Inc. (a)                                                     1,800                         28,462
                                                                                                -----------------
                                                                                                          57,056
                                                                                                -----------------
Computer Peripheral Equipment, NEC - 3.7%
Cirrus Logic (a)                                                            3,000                         44,812
Crossroads Systems (a)                                                      6,000                         33,750
Palm Inc. (a)                                                               2,900                         24,378
RSA Sec. Inc. (a)                                                           1,500                         37,031
                                                                                                -----------------
                                                                                                         139,971
                                                                                                -----------------
Computer Services & Software - 4.4%
Electronic Arts, Inc. (a)                                                   2,000                        108,500
Rational Software (a)                                                       2,000                         35,500
Vignette Corp. (a)                                                          3,600                         23,175
                                                                                                -----------------
                                                                                                         167,175
                                                                                                -----------------
Computer Storage & Devices - 2.5%
EMC Corp. (a)                                                               1,800                         52,920
Sandisk Corp.  (a)                                                          2,000                         40,750
                                                                                                -----------------
                                                                                                          93,670
                                                                                                -----------------
Computers & Office Equipment - 5.8%
Gateway, Inc. (a)                                                           3,000                         50,430
Hewlett-Packard Co.                                                         1,600                         50,032
Micron Technology, Inc. (a)                                                 1,700                         70,601
National Instruments Corp. (a)                                              1,500                         48,937
                                                                                                -----------------
                                                                                                         220,000
                                                                                                -----------------
Crude Petroleum & Natural Gas - 1.5%
Enron Corp.                                                                 1,000                         58,100
                                                                                                -----------------

Electrical Industrial Apparatus - 0.9%
American Power Conversion Corp. (a)                                         2,700                         34,805
                                                                                                -----------------

Electrical Work - 1.5%
Quanta Services, Inc. (a)                                                   2,500                         55,800
                                                                                                -----------------

Electromedical & Electrotherapeutic Apparatus - 2.3%
Medtronic, Inc.                                                             1,900                         86,906
                                                                                                -----------------

Electronic Computers - 6.8%
Dell Computer Corp. (a)                                                    10,000                        256,875
                                                                                                -----------------

Electronic Instruments - 1.1%
Texas Instruments, Inc.                                                     1,400                         43,372
                                                                                                -----------------

Equipment - 2.3%
Lam Research Corp. (a)                                                      3,700                         87,875
                                                                                                -----------------
Martin Capital U.S. Opportunity Fund
Schedule of Investments - March 31, 2001

Common Stocks - continued                                              Shares                         Value

Finance Services - 1.6%
American Express Co.                                                        1,500                       $ 61,950
                                                                                                -----------------

Fire, Marine, Casualty Insurance - 2.3%
Berkshire Hathaway Inc. - Cl B (a)                                             40                         87,040
                                                                                                -----------------

General Industrial Machinery & Equipment - 1.1%
Tyco International, Inc.                                                    1,000                         43,230
                                                                                                -----------------

Glass, Glassware, Pressed or Blown - 0.7%
Corning, Inc.                                                               1,200                         24,828
                                                                                                -----------------

Grocery Stores - 1.9%
Whole Foods Market, Inc. (a)                                                1,700                         71,613
                                                                                                -----------------

Hotels & Motels - 1.8%
Four Seasons Hotels                                                         1,400                         69,286
                                                                                                -----------------

Instruments for Meas & Testing of Electricity & Elec Signals - 1.2%
Agilent Technologies, Inc. (a)                                              1,500                         46,095
                                                                                                -----------------

National Commercial Banks - 2.2%
Citigroup, Inc.                                                             1,866                         83,933
                                                                                                -----------------

Operative Builders - 1.1%
Centex Corp.                                                                1,000                         41,650
                                                                                                -----------------

Pharmaceutical Preparations - 6.0%
Lilly (Eli) & Co.                                                           1,000                         76,660
Merck & Co., Inc.                                                           1,000                         75,900
Pfizer, Inc.                                                                1,800                         73,710
                                                                                                -----------------
                                                                                                         226,270
                                                                                                -----------------
Photgraphing & Imaging - 1.6%
Dupont Photomask, Inc. (a)                                                  1,400                         61,431
                                                                                                -----------------

Radio & TV Broadcasting & Communication Equipment - 2.9%
QUALCOMM, Inc. (a)                                                          1,400                         79,275
Motorola, Inc.                                                              2,300                         32,798
                                                                                                -----------------
                                                                                                         112,073
                                                                                                -----------------
Real Estate Investment Trusts - 0.9%
Starwood Hotels                                                             1,000                         34,010
                                                                                                -----------------
Martin Capital U.S. Opportunity Fund
Schedule of Investments - March 31, 2001

Common Stocks - continued                                                 Shares                         Value

Restaurants - 2.9%
Starbucks Corp. (a)                                                         2,600                      $ 110,338
                                                                                                -----------------

Retail-Lumber & Other Building Materials Dealers - 1.5%
Home Depot, Inc.                                                            1,300                         56,030
                                                                                                -----------------

Security Brokers, Dealers & Flotation Companies - 7.7%
Bear Stearns Cos., Inc.                                                     1,700                         77,758
E*Trade Group, Inc. (a)                                                     5,000                         34,900
Knight Trading Group (a)                                                    3,000                         43,875
Schwab (Charles) Corp.                                                      2,600                         40,092
Southwest Securities Group, Inc.                                            2,750                         51,370
TD Waterhouse Group (a)                                                     4,000                         43,200
                                                                                                -----------------
                                                                                                         291,195
                                                                                                -----------------
Semiconductors - 10.1%
Advanced Micro Devices, Inc. (a)                                            4,200                        111,468
Altera Corp. (a)                                                            2,800                         60,025
Intel Corp.                                                                 1,600                         42,100
JDS Uniphase Corp. (a)                                                      1,200                         22,125
LSI Logic Corp. (a)                                                         2,500                         39,325
National Semiconduct Corp. (a)                                              1,500                         40,125
Silicon Laboratories, Inc. (a)                                              3,500                         69,563
                                                                                                -----------------
                                                                                                         384,731
                                                                                                -----------------
Services - Computer Integrated Systems Designs - 4.7%
General Electric, Inc.                                                      1,500                         62,790
Netsolve, Inc. (a)                                                          9,000                         63,000
Sun Microsystems, Inc. (a)                                                  2,600                         39,962
Yahoo, Inc. (a)                                                               800                         12,600
                                                                                                -----------------
                                                                                                         178,352
                                                                                                -----------------
Services - Computer Programming Services - 5.4%
AOL Time Warner (a)                                                         1,450                         58,217
Advent Software, Inc. (a)                                                   2,420                        107,236
BEA Systems, Inc. (a)                                                       1,000                         29,375
Perficient, Inc. (a)                                                        4,000                         10,938
                                                                                                -----------------
                                                                                                         205,766
                                                                                                -----------------
Services - Prepackaged Software - 6.8%
Computer Associates Internation, Inc.                                       2,400                         65,280
Cadence Design Systems, Inc. (a)                                            1,900                         35,131
Microsoft Corp. (a)                                                         1,200                         65,625
Oracle Corp. (a)                                                            3,800                         56,924
Veritas Software Corp. (a)                                                    800                         36,992
                                                                                                -----------------
                                                                                                         259,952
                                                                                                -----------------
Specialty - 2.0%
Tiffany & Co.                                                               2,800                         76,300
                                                                                                -----------------
Martin Capital U.S. Opportunity Fund
Schedule of Investments - March 31, 2001

Common Stocks - continued                                              Shares                         Value

Specialty - Industry Machinery - 1.5%
Applied Materials, Inc. (a)                                                 1,300                       $ 56,550
                                                                                                -----------------
Telephone & Telegraph Apparatus - 1.1%
Nortel Networks Corp.                                                       3,000                         42,150
                                                                                                -----------------
Telephone Communications (No Radio Telephone) - 4.5%
Exodus Communications, Inc. (a)                                             1,600                         17,200
Global Crossing LTD (a)                                                     3,000                         40,470
Lucent Technologies, Inc.                                                   3,000                         29,910
Qwest Communications International, Inc. (a)                                1,800                         63,090
Sprint Corp.                                                                1,000                         21,990
                                                                                                -----------------
                                                                                                         172,660
                                                                                                -----------------
Wireless Communication Services - 0.5%
Sprint PCS Group (a)                                                        1,000                         19,000
                                                                                                -----------------

TOTAL COMMON STOCKS (Cost $ 5,662,470)                                    175,326                      4,118,038
                                                                                                -----------------
                                                                       Principal
                                                                        Value                         Value
U.S. Government Obligations - 5.5%
U.S. Treasury Bond,  5.5%,  (Cost $200,905)                                 200,000                      209,762
                                                                                                -----------------
Money Market Securities - 3.2%
Firstar Treasury Fund, 4.5%  (Cost $122,715)                                122,715                      122,715
                                                                                                -----------------

TOTAL INVESTMENTS - 117.0%  (Cost $ 5,986,090)                                                         4,450,515
Other assets less liabilities - (17.0)%                                                                 (648,394)
                                                                                                -----------------
TOTAL NET ASSETS -100%                                                                               $ 3,802,121
                                                                                                =================
(a) Non-income producing

Martin Capital U.S. Opportunity Fund
Schedule of Investments - March 31, 2001

   Written Put Options
                                                                   Shares Subject
Index Funds / Expiration Date @ Exercise Price                         to Put                         Value
                                                                   ---------------              -----------------

NASDAQ 100 Trust Unit / June 2001 @ 27                                   2                             $ 199,700
NASDAQ 100 Trust Unit / September 2001 @ 25                              1                                90,520
NASDAQ 100 Trust Unit /  September 2001 @ 27                             2                               199,700
S&P 500 Index / December 2001 @ 16                                       2                                79,670
                                                                                                -----------------
Totals (Premiums received $502,382)                                                                    $ 569,590

See accompanying notes which are an integral part of the financial statements.

Martin Capital U.S. Opportunity Fund                                                    March 31, 2001
Statement of Assets & Liabilities

Assets
Investment in securities (cost $5,986,089)                                                 $ 4,450,515
Cash                                                                                             5,185
Dividends receivable                                                                             1,268
Interest receivable                                                                              2,002
Receivable for securities sold                                                                 276,975
                                                                                     ------------------
   Total assets                                                                              4,735,945

Liabilities
Put Options Written (Premium received $502,382)                                              $ 569,590
Accrued investment advisory fee payable                                                          4,395
Payable for securities purchased                                                               359,839
                                                                                     ------------------
   Total liabilities                                                                           933,824
                                                                                     ------------------
Net Assets                                                                                 $ 3,802,121
                                                                                     ==================
Net Assets consist of:
Paid in capital                                                                              6,565,209
Accumulated undistributed net realized loss on investments                                  (1,160,306)
Net unrealized depreciation on investments                                                  (1,602,782)
                                                                                     ------------------
Net Assets, for 524,083 shares                                                             $ 3,802,121
                                                                                     ==================
Net Asset Value
Offering price and redemption price per share ($3,802,121/524,083)                              $ 7.25
                                                                                     ==================

See accompanying notes which are an integral part of the financial statements.

Martin Capital U.S. Opportunity Fund
Statement of Operations
March 31, 2001

Investment Income
Dividend income                                                                         $ 12,143
Interest income                                                                           16,455
                                                                                   --------------
Total Income                                                                              28,598
                                                                                   --------------
Expenses
Investment advisory fee                                                                 $ 61,625
Trustees' fees                                                                             1,025
                                                                                   --------------
Total expenses before reimbursement                                                       62,650
Reimbursed expenses                                                                       (1,025)
                                                                                   --------------
Total operating expenses                                                                  61,625
                                                                                   --------------
Net Investment Loss                                                                      (33,027)
                                                                                   --------------
Realized & Unrealized Gain (Loss)
Net realized loss on:
  Investment securities                                                                 (760,157)
  Option securities                                                                     (368,790)
Change in net unrealized depreciation
  Investment securities                                                               (2,582,912)
  Option securities                                                                      (67,208)
                                                                                   --------------
Net realized & unrealized loss on investment securities & option securities           (3,779,067)
                                                                                   --------------
Net decrease in net assets resulting from operations                                 $(3,812,094)
                                                                                   ==============

See accompanying notes which are an integral part of the financial statements.

Martin Capital U.S. Opportunity Fund
Statement of Changes in Net Assets


                                                                                  Year ended            Year ended
                                                                                March 31, 2001        March 31, 2000
                                                                               -----------------     -----------------
Increase (Decrease) in Net Assets
From Operations
   Net investment loss                                                                $ (33,027)             $ (6,151)
   Net realized gain (loss) on:
        Investment securities                                                          (760,157)                5,598
        Option securities                                                              (368,790)                    0
   Change in net unrealized appreciation (depreciation) on:
        Investment securities                                                        (2,582,912)            1,047,338
        Option securities                                                               (67,208)                    0
                                                                               -----------------     -----------------
   Net increase (decrease) in net assets resulting from operations                   (3,812,094)            1,046,785
                                                                               -----------------     -----------------
Distribution to Shareholders
   From net investment income                                                                 -                     -
   From net realized gain (loss)                                                        (31,359)                    -
                                                                               -----------------     -----------------
   Total distributions                                                                  (31,359)                    -
                                                                               -----------------     -----------------
Share Transactions
   Net proceeds from sale of shares                                                   4,498,795             2,694,998
   Shares issued in reinvestment of distributions                                        31,359                     -
   Shares redeemed                                                                     (597,815)               28,548
                                                                               -----------------     -----------------
   Net increase in net assets resulting
      from share transactions                                                         3,932,339             2,666,450
                                                                               -----------------     -----------------
Total Increase in Net Assets                                                             88,886             3,713,235
                                                                               -----------------     -----------------
Net Assets
   Beginning of period                                                                3,713,235                     0
                                                                               -----------------     -----------------
   End of period [including accumulated undistributed
      net investment loss of $33,027 and $6,151, respectively]                      $ 3,802,121           $ 3,713,235
                                                                               =================     =================
Capital Shares Transactions
   Shares sold                                                                          344,971               231,507
   Shares issued in reinvestment of distributions                                         3,527                     -
   Shares repurchased                                                                   (53,828)               (2,094)

   Net increase from capital tranactions                                                294,670               229,413

See accompanying notes which are an integral part of the financial statements.

Martin Capital U.S. Opportunity Fund
Financial Highlights
                                                      Year ended               Year ended
                                                    March 31, 2001           March 31, 2000
                                                   ------------------      -------------------
Selected Per Share Data
Net asset value, beginning of period                         $ 16.19                  $ 10.00
                                                   ------------------      -------------------
Income from investment operations
   Net investment income (loss)                                (0.08)                   (0.04)
   Net realized and unrealized gain (loss)                     (8.79)                    6.23
                                                   ------------------      -------------------
Total from investment operations                               (8.87)                    6.19
                                                   ------------------      -------------------
Less distributions
   From net investment income                                   0.00                     0.00
   From net realized gain (loss)                               (0.07)                    0.00
                                                   ------------------      -------------------
Total distributions                                            (0.07)                    0.00
                                                   ------------------      -------------------
Net asset value, end of period                                $ 7.25                  $ 16.19
                                                   ==================      ===================

Total Return                                                  (54.86)%                 61.90%

Ratios and Supplemental Data
Net assets, end of period (000)                                $3,802                   $3,713
Ratio of expenses to average net assets                         1.25%                    1.25%
Ratio of expenses to average net assets
   before reimbursement                                         1.27%                    1.37%
Ratio of net investment income (loss) to
   average net assets                                          (0.67)%                  (0.35)%
Ratio of net investment income (loss) to
   average net assets before reimbursement                     (0.69)%                  (0.47)%
Portfolio turnover rate                                        69.95%                    0.35%

See accompanying notes which are an integral part of the financial statements.

                      Martin Capital U.S. Opportunity Fund
                          Notes to Financial Statements
                                 March 31, 2001

NOTE 1.  ORGANIZATION

The Martin Capital U.S. Opportunity Fund (the "Fund") was organized as a series of the AmeriPrime Fund, an Ohio business trust (the "Trust") on August 14, 1998 and commenced operations on April 1, 1999. The Trust is established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995, (the "Trust Agreement"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified series of the Trust. The investment objective of the Fund is to provide long-term capital appreciation. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity by guidelines adopted and subject to review of the Board.

Fixed-income securities generally are valued by using market quotations, but may be valued based on prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available form a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Option writing - When the Fund writes an option; an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.

                      Martin Capital U.S. Opportunity Fund
                          Notes to Financial Statements
                                 March 31, 2001

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premiums are added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of options, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Other - The Fund follows industry practices and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Martin Capital Advisors, L.L.P. (the "Advisor") to manage the Fund's investments. The Advisor is a Texas limited liability partnership organized on January 29, 1999. Paul Martin, President and controlling partner of the Advisor is primarily responsible for the day-to-day management of the Fund's portfolio.

Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Advisor pays the Fund's expenses, except those specified above. For the fiscal year ended March 31, 2001, the Advisor earned fees of $61,625 from the Fund. The Advisor has contractually agreed to reimburse expenses to maintain the Fund's total operating expense ratio at 1.25% of net assets through March 1, 2003. For the fiscal year ended March 31, 2001, the Advisor reimbursed expenses of $1,025 for the Fund.

Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, AmeriPrime Financial Services, Inc. served as administrator to the Fund. The result of this merger is now Unified Fund Services, Inc. ("Unified"), still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

                      Martin Capital U.S. Opportunity Fund
                          Notes to Financial Statements
                                 March 31, 2001

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund retains Unified to manage the Fund's business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement.

Prior to December 31, 2000, the Fund retained AmeriPrime Financial Securities, Inc., to act as the principal distributor of its shares. Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective December 31, 2000, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. There were no payments made to either distributor during the fiscal year ended March 31, 2001. A Trustee and officer of the Trust may be deemed to be an affiliate of AmeriPrime Financial Securities, Inc. and Unified Financial Securities, Inc.

NOTE 4.  INVESTMENTS

For the fiscal year ended March 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $7,985,451 and $3,589,186, respectively. As of March 31, 2001, the gross unrealized appreciation for all securities totaled $196,590 and the gross unrealized depreciation for all securities totaled $1,732,164 for a net unrealized depreciation of $1,535,574. The aggregate cost of securities for federal income tax purposes at March 31, 2001 was $5,986,089.

NOTE 5.  ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6.  CALL OPTIONS WRITTEN

Transactions in options written by the Fund during the year ended March 31, 2001 were as follows:

                                                                       Number of          Premiums
                                                                       Contracts          Received
 Options outstanding at March 31, 2000                                    0                 $0

 Options written                                                                          921,746
                                                                             435
 Options terminated in closing purchase transactions
                                                                         (246)           (377,096)

 Options expired                                                         (182)            (42,268)

 Options outstanding at March 31, 2001                                      7             502,382

                      Martin Capital U.S. Opportunity Fund
                          Notes to Financial Statements
                                 March 31, 2001

 NOTE 7. RELATED PARTY TRANSACTIONS

The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2001, National Investor Services owned of record in aggregate more than 62% of the Fund.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
Martin Capital U.S. Opportunity Funds (series of AmeriPrime Funds)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Martin Capital U.S. Opportunity Fund as of March 31, 2001, and the related statement of operations, the statement of changes in net assets, and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Martin Capital U.S. Opportunity Fund as of March 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
April 17, 2001

Dear Shareholder,

We are pleased to present the performance results of the Shepherd Values Family of Funds ("Funds") for the year ended March 31, 2001 for your perusal.


Shepherd Values Growth Fund
Cornerstone Capital Management, Inc.

The Shepherd Values Growth Fund suffered over the past 12 months along with the broader equity markets, particularly in the last six months. For the year ended March 31, 2001, the Fund returned a loss of 28.82% (excludes sales charge) versus a loss of 21.67% for the S&P 500 Index. Listed below are comparative total return performance figures for the periods ended March 31, 2001:

                                                                                              Average Annual
                                                             6 Months         12 Months         Total Retun
                                             Calendar         Actual           Actual         Since Inception
                                             YTD 2001         Return           Return        (April 13, 1999)
                                           ----------------------------------------------------------------------
Shepherd Values Growth Fund
    (with 4.75% sales charge*)                -24.66%         -35.33%          -32.20%            -10.69%
Standard & Poor's 500 Stock Index             -11.85%         -18.74%          -21.67%             6.29%

*Effective January 19, 2001 the sales charge was increased from 3.50% to 4.75% of initial investment.
       Month-End              Shepherd Values        Standard,& Poor's
                           Growth Fund - $8,006    500 Stock Index - $8,802

        4/13/99                 $9,525.00              $10,000.00
        4/30/99                 $9,629.78               $9,896.00
        5/31/99                 $8,839.20               $9,662.64
        6/30/99                 $9,239.25              $10,198.46
        7/31/99                 $9,239.25               $9,880.32
        8/31/99                 $9,039.23               $9,831.43
        9/30/99                 $9,239.25               $9,562.22
        10/31/99                $9,344.03              $10,167.08
        11/30/99                $9,848.85              $10,373.76
        12/31/99               $10,991.85              $10,984.36
        1/31/00                $10,734.68              $10,432.53
        2/29/00                $11,077.58              $10,235.25
        3/31/00                $11,239.50              $11,235.91
        4/30/00                $10,658.48              $10,898.01
        5/31/00                $10,487.03              $10,674.28
        6/30/00                $11,172.83              $10,937.48
        7/31/00                $10,868.03              $10,766.62
        8/31/00                $12,258.68              $11,435.00
        9/30/00                $11,791.62              $10,831.44
        10/31/00               $11,181.99              $10,785.50
        11/30/00                $9,934.08               $9,935.80
        12/31/00               $10,120.84               $9,984.54
        1/31/01                 $9,938.67              $10,338.56
        2/28/01                 $8,627.76               $9,396.47
        3/31/01                 $8,005.70               $8,801.52

This graph, prepared in accordance with SEC regulations, shows the value of a hypothetical initial investment of $10,000 in the Fund and the Standard & Poor's 500 Index on April 13, 1999 (inception of the Fund) and held through March 31, 2001. The Standard & Poor's 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Shepherd Values Growth Fund portfolio. Individuals cannot invest directly in an index. Performance figures reflect the change in value of the stocks in the index, and reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund's return. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MARKET SYNOPSIS
March ended the worst 12-month period in the U.S. equity markets in over 20 years. We finally witnessed the "bubble" pop that formed over the past few years due primarily to the hype over the Internet. A year ago, the debate was over whether or not the Internet would change the way investors value businesses. It appears that the "old school" that said "NO" has been victorious. Businesses without earnings and cash flow will ultimately be no more. That was the experience this past year as several companies with market values in the billions came crashing down. Even many of the so-called "blue chip" stocks in technology, such as Cisco, Microsoft and Intel, have experienced dramatic declines in their stock prices.

As the momentum driven stocks of the past few years have collapsed quite dramatically, the "Old Economy" issues have fared pretty well. Investors have once again based their decision-making upon earnings growth and valuations. As such, "value" stocks (those trading at low ratios of price-to-earnings, price-to-book, price-to-cash flow, etc.) have performed much better than "growth" stocks (those trading based on the potential for explosive revenues or earnings in the future). In general, smaller companies have outperformed larger ones as well. The selling pressure hurting Wall Street over the past year accelerated in March ahead of first quarter earnings reports to be released in April. Despite the Federal Reserve's decisions to lower interest rates, investors are still fear driven by the weakening economy and the lack of visibility for corporate profit growth.

MANAGER STYLE REVIEW
Our investment process combines quantitative and qualitative analysis to identify "leadership" companies in growing industries trading at attractive valuations. As a "core" strategy, this includes both "growth" and "value" type stocks that are priced attractively relative to their industry group, the market in general and prospects for future growth. We also utilize technical analysis to help determine timely entry and exit points for each position. Once purchased, a stock is actively monitored for price performance and continued underlying quality.

Our style of "core" investing focuses on underlying business models and valuation. We choose not to overpay for growth prospects and must have reasonable confidence in our forecasts before considering an investment. Thus, we avoid chasing over-hyped stocks, a strategy that has been in vogue over the past few years. With the epiphany of investors that fundamentals do matter, we expect that our investment style will reward equity investors over time.

CURRENT INVESTMENT STRATEGY
The market is constrained by economic uncertainty and poor growth visibility. It is debatable whether or not we are technically experiencing a classic recession (defined by two consecutive quarters of negative growth in Gross Domestic Product), but there is little debate that we are in the midst of a severe corporate profits recession. We expect the economy to continue to suffer, raising the risk that we are in fact in a classic economic recession. The big surprise has been the resiliency of the American consumer. Despite a major hit to asset values with the market's decline, coupled with rising unemployment, consumers continue to spend rather than save. In fact, consumer debt is at its highest level since the mid 1980's, while the savings rate continues to decline.

Generally, stock market recovery will lead economic recovery by six to nine months. Assuming we are in an economic recession, analysts contend that a turnaround in the economy is likely for the 4th quarter of this year. If proved accurate, then the stock market is probably putting in a bottom at these levels. While a dramatic turnaround is not likely, dramatic downside should be limited at these levels.

The Federal Reserve continues to lower interest rates, which is a positive factor supporting current valuations. We feel that interest rates are nearing a bottom, which will also bode well for stock market investors as the risk/reward ratio begins to favor equities over fixed income. In fact, the bond market could conceivably begin experiencing negative total returns as corporate America rushes to refinance its debt and perhaps issues additional debt to take advantage of the low cost of capital. This increase in supply will have a negative impact on bond investors.

Regardless of market expectations, we are focusing our research efforts on consistent growth and reasonable valuations. As a result, we continue to underweight technology, telecommunications and cyclicals, while overweighting defensive sectors such as energy, health care and utilities where growth is a bit more insulated from economic slowdown. As stock prices come down, we are becoming more "bullish." We would like to see some technical confirmation of the market's bottoming, in addition to guidance from corporate America that business fundamentals are bottoming, and earnings growth prospects are becoming more visible and attractive. Once we do, we will begin investing in more aggressive growth areas.

As of March 31, 2001, the Fund's ten largest holdings were as follows:

         Stock (Ticker Symbol)                       Percentage of Net Assets
         Dynegy (DYN)                                         5.65%
         Duke Energy (DUK)                                    5.07%
         Cardinal Health (CAH)                                4.59%
         Safeway (SWY)                                        4.36%
         Orthodontic Centers of America (OCA)                 4.05%
         Ford Motor (F)                                       4.00%
         Anadarko Petroleum (APC)                             3.97%
         Cooper Industries (CBE)                              3.97%
         MBNA Corporation (KRB)                               3.93%
         Bank of New York (BK)                                3.90%

As always, it is a privilege serving as your investment manager and we appreciate your continued trust and confidence in the Shepherd Values Growth Fund.

Respectfully,




Jason D. Huntley
Chief Investment Officer
jason@ccmadvisers.com


The shares of the Funds are distributed by Unified Financial Securities, Inc.

Shepherd Values Small-Cap Fund
Nicholas-Applegate Capital Management

Investment Objective:
The Shepherd Values Small-Cap Fund uses a value discipline to maximize capital appreciation. The Fund's portfolio is built one stock at a time with a focus on individual companies, rather than on specific industries or macro-economic trends. Combining disciplined research methods with an unbending focus on valuation, the Fund invests in undervalued, fundamentally strong companies experiencing positive change regardless of environment.

Market Overview:
The US stock market experienced a long period of volatility, mostly downward, during the 12 months ended March 31, 2001. Early in the period, worries over rising interest rates, high valuations of technology stocks and signs of resurgent inflation sent equity prices lower. Stocks rallied in June and August, reflecting sentiment that the Federal Reserve's May interest rate increase was the last in its series of tightening moves. Toward the end of 2000 and into 2001, however, concerns over the five "Es" - earnings, energy, the economy, the euro and the election - sent stocks lower, especially growth-oriented and technology equities.

Amid such a turbulent environment, investor sentiment shifted from growth stocks to value stocks. Indicative of this style rotation, value stocks posted gains during the period, driven by:
        |X| Increasing investor attention in response to the major sell-off within the high-growth technology sector
        |X| Consolidation within value-oriented industries like financial services, brokerage and insurance
        |X| The positive impact of rising oil prices on the energy sector, particularly oilfield service companies

Performance:
For the year ended March 31, 2001, the portfolio gained 20.78% (excludes sale charge), compared to the 19.45% return of the benchmark Russell 2000 Value Index.

                                                                                             Average Annual
                                                            6 Months        12 Months          Total Retun
                                           Calendar          Actual           Actual         Since Inception
                                           YTD 2001          Return           Return       (October 22, 1999)
                                        ------------------------------------------------------------------------
Shepherd Values Small-Cap Fund
   (with 4.75% sales charge)*               -3.80%           3.91%            15.00%             12.99%
Russell 2000 Value Index                     0.97%           9.16%            19.45%             20.36%

*Effective January 19, 2001 the sales charge was increased from 3.50% to 4.75% of initial investment.

                         Shepherd Values             Russell 2000
                      Small-Cap Fund $11,929       Value Index $13,068

     10/22/99                 9,525.00                10,000.00
     10/31/99                 9,525.00                10,170.00
     11/30/99                 9,534.53                10,223.00
     12/31/99                 9,543.10                10,537.00
     01/31/00                 9,543.10                10,262.00
     02/29/00                 9,524.05                10,889.00
     03/31/00                 9,867.90                10,940.00
     04/30/00                10,144.13                11,005.00
     05/31/00                10,010.78                10,837.00
     06/30/00                10,210.80                11,153.00
     07/31/00                10,229.85                11,525.00
     08/31/00                10,792.78                12,040.00
     09/30/00                10,936.61                11,972.00
     10/31/00                10,955.66                11,930.00
     11/30/00                10,611.80                11,687.00
     12/31/00                11,810.05                12,942.00
     01/31/01                12,233.91                13,300.00
     02/28/01                12,134.85                13,281.00
     03/31/01                11,929.11                13,068.00


This graph, prepared in accordance with SEC regulations, shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Value Index on October 22, 1999 (inception of the Fund) and held through March 31, 2001. The Russell 2000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Shepherd Values Small-Cap Fund portfolio. Individuals cannot invest directly in an index. Performance figures reflect the change in value of the stocks in the index, and reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund's return. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Stock selection was the main driver of the portfolio's outperformance versus the benchmark during the period, especially in the producers/manufacturing, transportation and energy sectors. Among the portfolio's best-performing holdings were:
        |X| Esterline Technology, an aerospace engineering company that benefited from solid sales growth and potential expansion of the federal defense budget;
        |X| Beazer Homes USA, a builder of single-family homes enjoying strong orders due in part to low interest rates; and |X| Astoria Financial, a savings and loan experiencing lending growth as a result of strong home-buying activity in its region.

Market Outlook:
Looking ahead, our outlook for value stocks remains positive. For starters, valuations continue to be attractive. And, unlike high-growth industries just coming to grips with trying economic times, many value industries have been experiencing challenging business conditions for several years and have already cut costs and are well positioned for the future as a result. Finally, the Federal Reserve's multiple interest-rate cuts and reduced income-tax rates should lead to an improved economy over the next six to 12 months.

Sincerely,



Nicholas-Applegate Capital Management

The shares of the Funds are distributed by Unified Financial Securities, Inc.

Shepherd Values International Fund
Templeton Portfolio Advisory

Market Commentary
Second Quarter 2000

Long-Term Value
As usual, instead of attempting to define the short-term course of interest rates and climb aboard hot sectors, we have continued to focus our efforts on maintaining a portfolio that is underpinned by attractive valuations. We continue to find new bargains in individual companies that have outstanding fundamentals and appreciable upside potential taking a five-year view. Right now, whether on a price-to-earnings or price-to-cash-flow basis, for example, your portfolio is trading at a significant discount to the valuation of the benchmark. Except in recent months, when the discounts have been equally large, this valuation gap is extremely wide judged by our own historical standards. Moreover, despite considerable recent debate concerning the yawning gap in the past couple of years between the success of "growth" versus "value" styles, the weight of evidence over the long run firmly supports our steadfast conviction that margins, earnings, and valuations matter-- irrespective of style categorization. For us, stock picking is not about style dogma. Rather, we endeavor to dispassionately focus on ascertaining the earnings power of a company over a five-year period (roughly one business cycle) and maintaining a discipline about what we are willing to pay for it. Overall, our constant challenge has been to consistently balance risk with potential reward, even in the face of wide swings in market sentiment. Amidst the euphoria surrounding Internet and fast-growth technology stocks it was easy to forget that, for a hypothetical company operating under certain fixed assumptions, a reduction in the revenue growth from 50% to 30% reduces the theoretical target value by an astonishing two-thirds.

Overview
As the first quarter rolled to a close, many of even the most rampant bulls were relieved that the torrid run which the Technology, Media, and Telecom (TMT) sectors had begun in the Fall of 1999 seemed finally to at least be pausing. Using the NASDAQ as a proxy for the TMT group, in the few weeks succeeding the March 3, 2000 high the group fell nearly 40%--yielding one of the sharpest and swiftest sector-specific bear markets on record. We have previously made the point that the biggest beneficiaries of this exciting new technology likely will turn out to be "Main Street" companies, and we will continue to focus on these more-attractively valued beneficiaries rather than the still-expensive, high-profile TMT names. The backdrop of rising short-term interest rates worldwide, which had been the proximate cause for the decline in the TMT group, of course proved problematic for most stocks, and the second quarter generally was weak across almost all markets. Measured in US dollars, the EAFE Index was down 3.9% and the World Index declined 3.5% (MSCI Index returns include dividends and are not adjusted for foreign withholding taxes). Conversely, in the final couple of weeks of the quarter some technology-related stocks reigned, apparently because many momentum-based investors concluded that the bulk of any interest rate rises is now behind us and that the US economy is dutifully set for a "soft landing." We have no way of knowing whether such an expectation is well founded, but it is safe to say that the historical record in this regard is not encouraging.

World View
Turning to current opportunities, because of the markets' increasing focus on the deliverability of near-term earnings estimates and the inability of many companies to match expectations, we more and more are seeing two-tier markets globally and are finding many potential bargains among high-quality names. In terms of individual markets, it is difficult, as usual, to generalize. Japan, however, stands out this past quarter. The index fell a sizable 14.4% in the period. Part of this came about through the unraveling of what likely will turn out to be overinflated near-term expectations for Japanese companies and the economy. We are encouraged by the rapid economic recovery in other markets in the Asian region; pullbacks in Hong Kong and Korea, for example, have provided us with good bargain-hunting prospects again.

Conclusion
To sum up, even with the latest recovery of some technology-related equities, the approximate 40% decline that hit the NASDAQ has at last underscored the extreme overvaluation and riskiness of many of these names. In the mean time, our conviction has grown that, by following a proven stock-picking discipline, your portfolio is not only well-positioned but will also be well rewarded. Thank you for your continued support.

Market Commentary
Third Quarter 2000

This has been a challenging year for global equity markets and investors. For the three months ended September 30, 2000, the MSCI All Country World Free Index declined 5.4 percent and the MSCI All Country World Free Ex-US Index declined
8.2 percent. On a year-to-date basis, the MSCI All Country World Free Index declined 8.0 percent and the Ex-US Index is down 11.2%. Templeton's disciplined approach of using bottom-up fundamental analysis to identify undervalued securities has, however, meant that our holdings have held up relatively well in this challenging environment. Recent returns also indicate that the renewed interest in value stocks remains a factor in global markets, with the MSCI All Country World Free growth and value indices returning -10.7% and .1% for the quarter, respectively.
The global sector rotation away from industries trading at high valuations that started in March 2000 persisted during the third quarter. This event is a key factor explaining our performance relative to the benchmark. Profit warnings by leading telecom companies Nokia and Ericsson became the catalysts for the continued rotation during the quarter. Such warnings created doubts regarding the high expectations that had been built into some of the world's telecom and technology stocks. Another factor contributing to our performance was a shift in sentiment toward a slowing US economy. This shift diverted attention away from the speculative end of the market and focused it on more defensive sectors and companies trading at attractive valuations. The return to fundamental company analysis and value investing favors Templeton's investment approach. On average, our current holdings trade at price-to-earnings ratios that are approximately one-half those of both the MSCI All Country World Free Index and the MSCI All Country World Free Ex-US Index, so we have benefited from the rotation into value stocks.

United States

In the United States, investors remained wary as higher oil prices and rising interest rates continued to slow the US economy. As has been the case globally, we have also witnessed a reversal in the recent trend of investors favoring momentum-driven US stocks with little regard for the underlying value of these shares. Stocks such as Lucent and Intel, which led the momentum trend over the past five years, saw their market values cut in half following revisions to profit forecasts, and the precipitous retreat in the TMT sectors pulled the NASDAQ down over 7% during the three-month period, bringing the year-to-date return down nearly 10%. As a result of our avoidance of overvalued securities, our global portfolios have been less impacted by much of this recent US market volatility. Even during this tumultuous period, however, we are finding attractive opportunities in this market and benefiting from the renewed focus on more defensive sectors and companies trading at attractive valuations.

Europe

In Europe, a key factor during the quarter was the weakness of both the sterling and the euro versus the US dollar. In terms of our holdings, we have found excellent opportunities across multiple European countries and industries, with the UK representing our largest European country exposure. We have also realized profits in European telecommunications and telecommunications equipment companies because we believe that higher product and license costs for telecom providers may hamper future prospects. Led by exports and productivity improvements, we are hopeful that European economic growth will beat expectations. Against the dollar, the euro is trading at all-time lows and is now 25 percent cheaper than when it was introduced in January 1999; the sterling is trading at close to 14-year-lows. We expect productivity to be boosted by structural reforms relating to Europe's restrictive labor markets and reductions in onerous corporate tax rates. In the past few months, Germany, France, and Italy have each committed to bringing down their corporate tax levels. Structural reforms and corporate restructuring remain core themes for our European holdings. These factors should provide a healthy backdrop to European equity markets in the next several years.

Asia-Pacific

In the Asia-Pacific region, holdings are diversified across many countries. It is the performance of the Japanese market, however, that continues to dominate investor attention. Three factors hampered the performance of Japanese equities during the third quarter. First, there was the global sector rotation by foreign investors. Second, there was the high-profile bankruptcy of a Japanese retailer which refocused attention on Japan's historical problems with over-leveraged companies and poor banking practices. Third, there was the Central Bank raising interest rates for the first time in a decade--a symbolic move to emphasize that Japan's economy has come out of a deflationary period. Investors are concerned, however, that interest rates are being raised too early and that this could hinder Japan's economic recovery in the same way that tax increases did in 1997. We remain cautious about Japan. We believe valuations in many sectors remain stretched, restructuring stories appear to be more promise than reality in most cases, and consumer confidence has been low. However, we have identified a handful of select Japanese companies that we believe are committed to restructuring, have strong balance sheets, and are trading at reasonable valuations.

Latin America

In Latin America, economic fundamentals remain strong despite the concern over rising US interest rates. Mexican exports are benefiting from a strong US economy and high oil prices, while Brazil is driving a rebound in domestic demand based on the prospect of future interest rate cuts.

Strategy

In summary, we see attractive opportunities in global equity markets. There are a number of powerful trends operating globally, which we think will make global equities an attractive asset class for investors over the next several years. The globalization and integration of the world economy continues to move forward, aided by closer political ties between countries, cross-border merger and acquisition activity, and new technologies. At Templeton, we will continue to apply our investment approach to construct portfolios with the best opportunities available worldwide, capitalizing on what may be a turning point in favor of value investing. It is our hope that the previous seven consecutive months of value outperforming growth reflect an enduring trend for the years to come and that focus on company fundamentals will once again prevail.

Market Commentary
Fourth Quarter 2000 and First Quarter 2001

The Economy and the Stock Markets
The first three months of 2001 marked a startling contrast in investor sentiment from the same period just one year ago. In the first quarter of 2000 investors embraced the new millennium with extreme optimism, whereas today, the pervasive feeling is one of pessimism and doubt. Such sentiment has been fueled by gloomy headlines focusing on a slowing global economy, a deteriorating corporate earnings outlook, and fears surrounding the Japanese economy. As excessive optimism is gradually being wrung out of the markets, investors are re-discovering the importance of company fundamentals and stock valuations - critical investment criteria that have long been the foundation of Templeton's stock selection process. While we are certainly cognizant of the heightened investment concerns associated with deteriorating global profits and equity markets, we have traditionally embraced such periods due to the opportunities that indiscriminant selling creates.

During the March quarter, debate concerning the outlook for a global economic recovery intensified, with the probability of a longer path to recovery increasing. Many business leaders have finally factored in the possibility that an extended economic slowdown will have a much greater impact on corporate sales and earnings than they had previously anticipated. A deteriorating profits picture has already led to countless profit warnings, reductions in capital spending plans, and finally layoffs. The greatest positive surprise has been the resiliency of the consumer, but given the deterioration in profits, it would appear the job picture gets worse before it gets better. With continued significant weightings in energy, financials, and utility stocks, we believe client portfolios remain well-positioned in this environment.

Are Today's Global Tech Troubles Tomorrow's Blessings?
After the exuberance of the past few years, it is no surprise that investors have also continued to focus on the substantial deterioration of fundamentals we have witnessed in the global technology sector in the previous 12 months. Following steep share price declines in 2000, many optimistic analysts began this year with the expectation that the tech sector could recover in the second half of this year. They believed, by this time, enough companies would have worked through last year's unsold inventories and earnings would begin to recover. In January, the first of three 50-basis-point interest rate cuts by the Federal Reserve Board in the U.S. sparked stock market rallies around the world, as investors believed a turnaround to be plausible. Then came the big shock. Nortel, Intel, Cisco, Oracle, and a seemingly endless number of tech-related companies indicated that not only first-quarter earnings would be below analysts' expectations, but that the second half of the year would not show the recovery that investors had hoped for. Underscoring the slowdown in business activity, several major tech firms announced layoffs. As the future for earnings growth became fuzzy, investors felt less compelled to pay lofty multiples for tech stocks, and share prices suffered. Through March 31, 2001, the Nasdaq Composite Index, heavily weighted in large technology stocks, shed 25.5% of its value and was down 63.9% from its all time high of 5048.62 reached on March 10, 2000.

Going forward, the technology industry continues to face serious challenges. For example, during 1999 and early 2000, mobile phone handset manufacturers, such as Nokia, Motorola, and Ericsson experienced component shortages and as a result couldn't build mobile telephones fast enough to meet voracious demand. In response to this difficulty, these companies over ordered, based on their expectations of continuous high rates of growth. In our view, such high growth rates were unrealistic and could not be sustained. Handset penetration rates in many major markets had reached a point of maturity (e.g., over 60% in Europe), making new handset sales dependent on the replacement cycle. However, with slower economic growth and delays in next generation technologies (mobile Internet access, mobile data), fewer consumers have replaced their mobile phones. Consequently, these companies have been left with large quantities of unsold inventories, and sales and earnings expectations for the year 2001 have been reduced dramatically.

As demand for technology products slows, suppliers are being forced to adapt. The global semiconductor industry, an essential component supplier to technology product manufacturers, currently plans to cut spending 20% from the $57 billion it spent during the year 2000. In our opinion, the spending cuts may prove to be even higher in order to facilitate supply and demand equilibrium.

With the substantial correction that we have witnessed in the share prices of technology companies, we are often asked if we are now finding value in this sector. In general, we believe that the share prices have not corrected materially enough to account for the deterioration in underlying fundamentals, though a select few attractive opportunities are materializing. We continue to monitor the market very closely to find opportunities, focusing on the quality of a company's earnings, balance sheet, and cash flow management.

Japan's Ongoing Challenge
During the quarter, a great deal of investor attention was focused on the prospects for the world's second largest economy, as Japan's continuing economic and political troubles reclaimed a sense of urgency. A slowing global economy, which reduces the demand for Japanese exports, combined with a sagging stock market in Tokyo, led Japan to announce two concrete actions intended to rescue the economy and the market. On March 19th, in an effort to stimulate consumer spending, the Bank of Japan reversed a course it adopted last August and returned to a policy of keeping short-term interest rates at zero. On the same day, Japan's Prime Minister, Yoshiro Mori, committed to devise a solution to cure Japan's debt problems within six months. The Bank of Japan's decision to pump money into the system until inflation reappears brought excitement to Tokyo's stock market. Between March 13 and March 26, 2001, the Nikkei 225 Index surged 17%. In our view, this surge may turn out to be more of a fiscal year-end window dressing event rather than the beginning of a sustainable recovery in Japanese equities, as evidenced by the stock market's weakness during the last trading days of the quarter. We believe that returns on capital in Japan are too low and that a sustainable stock market recovery will require that companies commit to improving return on capital, which may involve plant closures and layoffs.

Although we consider the March steps encouraging and necessary, in our opinion, they may fall short of curing Japan's long-lived ailments. Since the collapse of Japan's real estate and stock market bubble a decade ago, political and corporate leaders have talked a lot about structural reforms, but have failed to produce tangible results. The country has done little in the way of opening up to imports and attracting foreign investment. And although corporations have started to establish lower-cost production facilities elsewhere in Asia, they have refrained from closing local plants for fear of causing social disruption. We believe that this lack of resolve has hurt Japan's competitiveness over the past decade. It has also hindered our ability to find as many bargains as one might expect to find in the world's second largest economy. In our view, there is a lack of conviction among Japan's corporate elite. Through their minds, we would argue, runs a deep sense of social responsibility, which makes them very reluctant to break the thread that weaves Japan's social fabric. In our opinion, effective reform in Japan might come more as a result of an unforeseen crisis than from measures such as the ones taken in March. Japanese politicians, who are fearing for their own survival and are facing lower house elections in the near future, are unlikely to implement any major structural reforms. And many of the corporate managers we have been meeting with, who are beginning to talk the language of reform, appear to us as unconvinced about the future.

We believe that Japanese stock valuations, in general, are not compelling, either in absolute terms or relative to those in the United States or Europe. The recent spark of foreign buying in the Japanese stock market, in our opinion, has been in response to macroeconomic pronouncements. Top-down and index-influenced investors have moved to reduce their underweighting to Japanese equities in the event that such pronouncements mark a change to the economy's and the stock market's woes. We, as bottom-up investors, feel confident that we can monitor this process at ground level. As our analysts meet with corporate executives and managers, they have noticed a significant difference between those who desire to run a profitable company with shareholders in mind and those who maintain the Japanese cultural status quo. That is why at Templeton, we continue to take a cautious view in our analysis of Japanese companies, selecting only those companies we feel are financially sound, well managed, and reasonably priced in terms of their earnings potential in the coming years.

Outlook and Strategy
In the midst of the slowing global economy, deteriorating corporate earnings outlook, and Japanese economic woes, indiscriminant selling has led to some compelling new opportunities in portfolios. Europe remains our largest geographical allocation as the long-term fundamentals for this region remain attractive for shareholders. We also continue to maintain a healthy exposure to the Asia Pacific region (ex Japan), and are finding attractive valuations in some of the world's emerging markets. In fact, during the quarter, emerging stock markets outperformed developed markets. While the MSCI EAFE Index posted a negative total return of 13.7%, the MSCI Emerging Markets Free Index was down 5.5%. The good relative performance by emerging markets was helped by stock market gains in countries such as South Korea, a market that retraced some of its losses after being among the worst performers of 2000. We have also focused on Latin America. Mexico and Brazil are two countries where we continue to find good liquidity and reasonably good economic fundamentals.

                                                                                                Average Annual
                                                              6 Months         12 Months          Total Retun
                                               Calendar        Actual           Actual          Since Inception
                                               YTD 2001        Return           Return        (October 22, 1999)
                                            -----------------------------------------------------------------------
Shepherd Values International Fund
   (with 4.75% sales charge)*                  -12.38%         -14.20%          -20.94%             -15.15%
Morgan Stanley EAFE Index                      -14.03%         -20.74%          -24.05%             -10.07%


*Effective January 19, 2001 the sales charge was increased from 3.50% to 4.75% of initial investment.

                       MSCI EAFE           Shepherd International
    DATE             Index - $9,242            Fund - $7,890

     10/22/99          $10,000.00                 9,525.00
     10/31/99          $10,000.00                 9,525.00
     11/30/99          $10,020.00                 9,544.05
     12/31/99          $10,036.13                 9,559.41
      1/31/00          $10,026.09                 9,549.85
      2/29/00           $9,674.83                 9,215.27
      3/31/00           $9,975.91                 9,502.05
      4/28/00           $9,745.08                 9,282.19
      5/31/00           $9,745.08                 9,282.19
      6/30/00          $10,096.34                 9,616.77
      7/31/00           $9,915.69                 9,444.70
      8/31/00           $9,845.44                 9,377.78
      9/30/00           $9,193.09                 8,756.42
     10/31/00           $8,952.23                 8,526.99
     11/30/00           $8,881.97                 8,460.08
     12/29/00           $9,028.20                 8,599.36
      1/31/01           $9,380.47                 8,934.90
      2/28/01           $8,927.55                 8,503.49
      3/31/01           $8,283.40                 7,889.94

This graph, prepared in accordance with SEC regulations, shows the value of a hypothetical initial investment of $10,000 in the Fund and the MSCI EAFE Index on October 22, 1999 (inception of the Fund) and held through March 31, 2001. The MSCI FAFE Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Shepherd Values International Fund portfolio. Individuals cannot invest directly in an index. Performance figures reflect the change in value of the stocks in the index, and reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund's return. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

In conclusion, the Templeton approach for over 60 years has been to capitalize on opportunities as they present themselves, while being careful to avoid the pitfalls of market timing. We believe the best defense during difficult periods is to maintain a long-term perspective while employing a disciplined approach of selecting quality companies whose stocks are selling at attractive valuations.



Sincerely,


Templeton Portfolio Advisory

The shares of the Funds are distributed by Unified Financial Securities, Inc.

Shepherd Values Fixed Income Fund
Potomac Asset Management Company

Dear Fellow Shareholders:

In this Annual Report, we are pleased to report that for the year ended March 31, 2001, the Shepherd Values Fixed Income Fund (the Fund) generated a return of 12.88% (excludes sales charge) versus 12.53% for the Lehman Aggregate Bond Index.

                                                                                                Average Annual
                                                                6 Months        12 Months         Total Retun
                                                Calendar         Actual          Actual         Since Inception
                                                YTD 2001         Return          Return       (October 22, 1999)
                                             ----------------------------------------------------------------------
Shepherd Values Fixed Income Fund
    (with 4.75% sales charge)*                   -2.01%           2.08%           7.51%              5.51%
Lehman Aggregate Bond Index                       3.03%           7.37%          12.53%             11.84%

*Effective January 19, 2001 the sales charge was increased from 3.50% to 4.75% of initial investment.

                            Shepherd Values            Lehman
                            Fixed Income            Aggregate Bond
                            Fund - $10,808          Index - $11,445

     10/22/99                 9,525.00                    10000
     11/30/99                 9,525.00                 9,999.00
     12/31/99                 9,565.01                 9,951.00
      1/31/00                 9,565.01                 9,918.17
      2/29/00                 9,603.27                10,038.18
      3/31/00                 9,574.46                10,170.68
      4/30/00                 9,536.16                10,141.19
      5/31/00                 9,498.01                10,136.11
      6/30/00                 9,746.86                10,346.95
      7/31/00                 9,814.11                10,441.10
      8/31/00                 9,985.86                10,592.50
      9/30/00                10,081.73                10,659.23
     10/31/00                10,129.11                10,729.58
     11/30/00                10,253.70                10,905.55
     12/31/00                10,502.86                11,108.39
      1/31/01                10,632.05                11,289.46
      2/28/01                10,771.33                11,387.68
      3/31/01                10,807.95                11,444.61


This graph, prepared in accordance with SEC regulations, shows the value of a hypothetical initial investment of $10,000 in the Fund and the Lehman Aggregate Bond Index on October 22, 1999 (inception of the Fund) and held through March 31, 2001. The Lehman Aggregate Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Shepherd Values Fixed Income Fund portfolio. Individuals cannot invest directly in an index. Performance figures reflect the change in value of the bonds in the index, and reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund's return. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Approach

To review, our approach to managing the Fund is to provide value over time by investing in a mix of short, intermediate and longer-term fixed income securities to obtain a high level of available current income and capital appreciation consistent with an objective of preservation of principal. We attempt to achieve this using active portfolio management and investing in a broad range of investment grade fixed income securities.

Commentary and Outlook
Interest rates gradually moved downward from the year 2000 spring peaks, dropping sharply during the fourth quarter of 2000 in the face of widespread evidence of a rapidly decelerating economy. By year-end 2000, interest rates reached lows not seen since 1998 and along with an inverted Treasury yield curve, this signaled investor expectations for even lower interest rates in 2001. Bond investments ended the year 2000 with the best absolute returns since the Federal Reserve's (the Fed) engineered "soft landing" in 1995 achieved through increases in short-term rates. All the major bond market indexes registered positive returns and, for the first time since 1995, the bond market outperformed the stock market. For the year 2000, the S&P 500 Index returned 9.1% and the Lehman Brother Aggregate Bond Index, regarded as representative of the bond market as a whole, returned 11.6%.

For the year ended March 31, 2001, fears of a severe economic de-escalation lead to credit quality concerns especially after several large banks announced rising loans losses for the first time in this prolonged economic cycle. These developments lead to a pronounced "flight to quality" as investors sought the safety of U.S. Treasury securities.

The outsized gains in the Treasury market were due primarily to the rise in short rates and a decline in long-term rates that changed the shape of the yield curve during the year 2000. The Fed raised the short-term federal funds rate to a nine-year high of 6.5% from 6.00% while at the same time the U.S. Treasury continued its program of buying back its 30-year long bonds which drove long-term rates down from 6.47% to 5.45%. The net result was that the Treasury yield curve inverted (short-term interest rates were higher than long-term rates) during the first half of 2000.

During the 1st quarter of 2001, the Fed decreased the federal funds rate a total of 1 1/2 % (or 150 basis points) from 6.5% to 5.0%. The Fed started the year with a surprise 50 basis points cut in the federal funds rate on January 3rd initiated between scheduled Fed Board meetings. With the Fed Chairman, Alan Greenspan, publicly voicing concern about the slowdown in economic activity, the Fed delivered a widely anticipated additional 50 basis point rate cut on January 30th. At that time, the Fed formally stated a bias toward lowering interest rates stating: "the risks are weighted mainly toward conditions that may generate economic weakness in the foreseeable future."

With the backdrop of continued weakness in the equity markets and more concrete signs that the economy was slowing much faster than expected, the Fed cut the federal funds rate again by another 50 basis points on March 20th, reducing the current federal funds rate to 5.0%, last at that level in August 1999. Despite swiftly reacting to the rapidly developing situation, the three rate cuts have only partially undone the Fed's 18-month program to raise interest rates in an attempt to keep the economy from overheating.

The bond market endured a roller coaster ride during the first quarter of 2001, affected by the ups and downs of the equity market, conflicting economic data, the reality of a slowing economy and the Fed's interest rate cuts. As stocks rallied, interest in bonds waned and when stocks faltered, bonds rallied.

In the Treasury market, yields on shorter maturities fell while yields on longer maturities remained flat. Higher long-term yields reflect the investor expectations for a stronger economy in the future after the Fed's interest rates cuts. During the quarter, Treasuries recorded the lowest yields since early in 1999 with maturities from 3-months through 10-years yielding less than the 5.0% federal funds rate.

As depicted in the chart below, the reduction in the federal funds rate led to a dramatic decline in short-term rates and a steepening the yield curve in the 2 - 30 year range. On average Treasury securities in the 3 - 12 month range declined the most falling 1.48% (148 basis points). Looking out across the full range of maturities (known as the yield curve), it is evident, as shown below, that the Fed's actions had the desired effect of pushing shorter-term rates down with less effect on the longer maturity bonds. By the end of the quarter the spread between 2 and 30 year rates had increased from 36 basis points to 126 basis points, or a 90 basis point change from the end of 2000.

  Maturity Years    12/30/00 Yield     3/31/01 Yield       Difference
       2 yrs             5.09%             4.18%        -92 basis points
       5 yrs             4.98%             4.56%        -42 basis points
      10 yrs             5.12%             4.92%        -20 basis points
      30 yrs             5.45%             5.44%         -1 basis points


Fixed Income Outlook
Looking forward, it is our view that bond yields will continue to move lower with the help of the Fed as the economy continues its sluggish pace. We expect to see the federal funds rate at the 4.0% level by mid-year and as a result, we think the yield curve will maintain its steep "positive" shape. Our bond valuation model indicates that selected non-Treasury bonds offer good value over Treasuries. With spreads generally wider in the corporate market, we will focus on high quality corporate securities that offer yield premiums over Treasuries. In the corporate sector we are looking at industries such as aerospace and defense, energy, environmental services and media and entertainment. In addition, the steepening of the yield curve in the intermediate (5-10 year) segment provides an opportunity to capture a relative yield advantage with lower risk than in longer maturity bonds.




Sincerely,



Potomac Asset Management Company


The shares of the Funds are distributed by Unified Financial Securities, Inc.


This document is based on data available to the public and is for informational purposes only. No representation is made that it is accurate or complete. Neither the information herein nor any opinion expressed constitutes an offer to buy or sell securities. The information provided should not be considered a recommendation to purchase, sell, or hold any particular security. The securities discussed do not represent an account's entire portfolio and in the aggregate may represent a small percentage of an account's portfolio holdings. There is no assurance that any securities discussed herein will remain in an account's portfolio at the time you receive this report or that securities sold have not been repurchased. A list of all previous recommendations and current holdings within the past 12 months is available upon request. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions made in the future will be profitable or will equal the investment performance of the securities discussed herein.

For additional information on the Shepherd Value Funds or to request a prospectus, please call 1-877-636-2766. Read the prospectus carefully before investing.

Shepherd Values Growth Fund
SCHEDULE OF INVESTMENTS - March 31, 2001

Common Stocks - 80.1%                                        Shares                 Value

Biological Products - 2.4%
Amgen, Inc. (a)                                                500           $      30,094
                                                                                 ------------
Communications Equipment, NEC - 0.1%
McData Corp. - Class A - (a)                                    14                     264
                                                                                 ------------
Computer Storage Devices- 0.9%
EMC Corp. (a)                                                  400                  11,760
                                                                                 ------------
Credit & Other Finance - 3.9%
MBNA Corp.                                                   1,500                  49,650
                                                                                 ------------
Crude Petroleum & Natural Gas - 9.6%
Anadarko Petroleum Corp.                                       800                  50,224
Dynegy Inc.                                                  1,400                  71,414
                                                                                 ------------
                                                                                   121,638
                                                                                 ------------
Electric & Other Services - 7.3%
Duke Energy Corp.                                            1,500                  64,110
Montana Power Co.                                            2,000                  28,200
                                                                                 ------------
                                                                                    92,310
                                                                                 ------------
Electric Lighting & Wiring Equipment - 4.0%
Cooper Industries Inc.                                       1,500                  50,175
                                                                                 ------------
Electronic Components & Accessories - 3.1%
Flextronics International Ltd. (a)                           1,400                  21,000
SCI Systems, Inc. (a)                                        1,000                  18,200
                                                                                 ------------
                                                                                    39,200
                                                                                 ------------
General Industrial Machinery & Equipment - 3.4%
Tyco International, Inc.                                     1,000                  43,230
                                                                                 ------------
Glass, Glassware, Pressed or Blown - 1.6%
Corning, Inc.                                                1,000                  20,690
                                                                                 ------------
Life Insurance - 3.8%
Old Republic International Corp.                             1,700                  48,280
                                                                                 ------------
Motor Vehicles & Passenger Car Bodies - 4.0%
Ford Motor Co.                                               1,800                  50,616
                                                                                 ------------
National Commercial Banks - 3.6%
Citigroup, Inc.                                               999                   44,935
                                                                                 ------------
Printed Circuit Boards 1.5%
Sanmina Corp. (a)                                           1,000                   19,563
                                                                                 ------------
Shepherd Values Growth Fund
SCHEDULE OF INVESTMENTS - March 31, 2001

Common Stocks - 80.1% - (continued)                          Shares                 Value

Retail - Building Materials, Hardware, Garden Supply - 3.0%
Fastenal Co.                                                    700           $      38,150
                                                                                 ------------
Retail - Grocery Stores - 4.4%
Safeway, Inc. (a)                                             1,000                  55,150
                                                                                 ------------
Semiconductors & Related Devices - 3.7%
Broadcom Corp. (a)                                              100                   2,890
Integrated Device Technology, Inc. (a)                        1,500                  44,415
                                                                                 ------------
                                                                                     47,305
                                                                                 ------------
Services - Computer Programming Services - 1.1%
VeriSign, Inc. (a)                                             400                   14,175
                                                                                 ------------
Services - Prepackaged Software - 2.2%
Check Point Software Technologies Ltd. (a)                     300                   14,250
Informatica Corp. (a)                                        1,000                   13,312
                                                                                 ------------
                                                                                     27,562
                                                                                 ------------
Services - Specialty Facilities - 4.1%
Orthodontic Centers of America, Inc. (a)                     2,500                   51,250
                                                                                 ------------
State Commercial Banks - 3.9%
The Bank of New York Co.,  Inc.                              1,000                   49,240
                                                                                 ------------
Telephone & Telephone Apparatus - 1.9%
Comverse Technology, Inc. (a)                                  400                   23,556
                                                                                 ------------
Telephone Communications (No Radio Telephone) - 2.0%
Global Crossing Ltd. (a)                                     1,000                   13,490
Nokia Corp. (c)                                                500                   12,000
                                                                                 ------------
                                                                                     25,490
                                                                                 ------------
Wholesales - Drugs Proprietaries & Druggists' Sundries - 4.6%
Cardinal Health, Inc.                                         600                   58,050
                                                                                 ------------

TOTAL COMMON STOCKS (Cost $1,390,660)                                            1,012,333
                                                                                 ------------
                                                                  Principal
                                                                   Amount
Money Market Securities - 4.6%
Firstar Treasury Fund, 4.49% (b) (Cost $58,425)            58,425                   58,425
                                                                                 ------------
TOTAL INVESTMENTS - 84.7% (Cost $1,449,085)                                       1,070,758
                                                                                 ------------
Other assets less liabilities - 15.3%                                               193,189
                                                                                 ------------
Total Net Assets - 100.0%                                                       $ 1,263,947
                                                                                 ============

(a) Non-Income Producing.
(b) Variable rate security; the coupon rate shown represents the rate at March 31, 2001.
(c) American Depository Receipt.

See accompanying notes which are an integral part of the financial statements.

Shepherd Values Small-Cap Fund
SCHEDULE OF INVESTMENTS - March 31, 2001

Common Stocks - 98.4%                                                  Shares         Value

Accident & Health Insurance - 1.1%
Reinsurance Group America, Inc.                                             260      $ 10,020
                                                                                   -----------
Agriculture Production - Crops - 1.3%
Delta & Pine Land  Co.                                                      500        12,050
                                                                                   -----------
Air Transportation, Scheduled - 1.1%
Frontier Airlines, Inc. (a)                                                 800         9,750
                                                                                   -----------
Aircraft & Parts - 1.1%
AAR Corp.                                                                   800        10,208
                                                                                   -----------
Biological Products (No Diagnostic Substances) - 0.6%
Invitrogen, Corp. (a)                                                       100         5,485
                                                                                   -----------
Bolts, Nuts, Screws, Rivets & Washers - 1.1%
SPS Technologies, Inc. (a)                                                  230        10,364
                                                                                   -----------
Commercial Printing - 1.3%
Paxar Corp. (a)                                                             910        11,375
                                                                                   -----------
Computer Storage Devices - 1.0%
Quantum Corp. (a)                                                           760         8,816
                                                                                   -----------
Concrete Gypsum  Plaster Products - 1.2%
Ameron International, Inc.                                                  230        11,282
                                                                                   -----------
Drilling Oil & Gas Wells - 1.0%
Chesapeak Energy Corp. (a)                                                1,000         8,850
                                                                                   -----------
Electric & Other Services Combined - 3.0%
Alliant Corp.                                                               370        11,773
Conectiv, Inc.                                                              580        12,673
Sierra Pacific Resources                                                    200         2,960
                                                                                   -----------
                                                                                       27,406
                                                                                   -----------
Electric Housewares & Fans - 1.2%
Applica, Inc. (a)                                                         1,700        10,540
                                                                                   -----------
Electric Services - 1.3%
Idacorp, Inc.                                                               300        11,463
                                                                                   -----------
Electrical Work - 2.6%
Emcor Group, Inc. (a)                                                       400        12,252
Quanta Services, Inc.                                                       500        11,160
                                                                                   -----------
                                                                                       23,412
                                                                                   -----------
Shepherd Values Small-Cap Fund
SCHEDULE OF INVESTMENTS - March 31, 2001

Common Stocks - 98.4% - (continued)                                 Shares            Value

Fabricated Structural Metal Products - 1.2%
Gulf Island Fabrication, Inc. (a)                                           550      $ 10,450
                                                                                   -----------
Footwear, (No Rubber) - 1.3%
Steven Madden, Ltd. International, Inc. (a)                                 800        11,750
                                                                                   -----------
Gas & Other Services Combined - 1.3%
UGI Corp.                                                                   480        11,755
                                                                                   -----------
Hospital & Medical Service Plans - 1.0%
Triad Hospitals, Inc. (a)                                                   320         9,040
                                                                                   -----------
Industrial Inorganic Chemicals - 1.4%
OM Group, Inc.                                                              240        12,780
                                                                                   -----------
Industrial Instruments For Measurement, Display,
   And Control - 1.0%
Therma-Wave, Inc. (a)                                                       700         8,837
                                                                                   -----------
Industrial Trucks Tractors Trailers & Stackers - 2.6%
NACCO Industries, Inc.                                                      200        12,452
Terex Corp. (a)                                                             660        11,451
                                                                                   -----------
                                                                                       23,903
                                                                                   -----------
Land Subdividers & Developers (No Cemeteries) - 0.4%
Golf Trust of America, Inc.                                                 400         3,520
                                                                                   -----------
Lawn & Garden Tractors & Home Lawn & Garden
   Equipment - 1.5%
Toro Co.                                                                    300        13,800
                                                                                   -----------
Lessors Of Real Property - 0.9%
Shurgard Storage Centers, Inc. - Class A                                    300         7,920
                                                                                   -----------
Life Insurance - 1.3%
Protective Life Corp.                                                       370        11,348
                                                                                   -----------
Miscellaneous Manufacturing Industries - 1.1%
Midway Games, Inc. (a)                                                    1,400        10,220
                                                                                   -----------
National Commercial Banks- 6.7%
FirstMerit Corp.                                                            430        11,180
Banknorth Group, Inc.                                                       610        12,124
Community Bank System, Inc.                                                 380        10,663
FNB Corp /PA                                                                460        11,040
Greater Bay Bancorp                                                         300         7,556
West Coast Bancorp                                                          840         8,400
                                                                                   -----------
                                                                                       60,963
                                                                                   -----------
Shepherd Values Small-Cap Fund
SCHEDULE OF INVESTMENTS - March 31, 2001

Common Stocks - 98.4% - (continued)                            Shares                   Value

Natural Gas Distribution - 2.3%
Energen Corp.                                                               390      $ 13,767
NUI Corp.                                                                   250         6,750
                                                                                   -----------
                                                                                       20,517
                                                                                   -----------
Operative Builders - 1.3%
Lennar Corp.                                                                300        11,958
                                                                                   -----------
Ordnance & Accessories,
   (No Vehicles/Guided Missiles) - 2.0%
Alliant Techsystems, Inc. (a)                                               200        17,710
                                                                                   -----------
Paper Mills - 0.4%
Pope & Talbot, Inc.                                                         290         3,596
                                                                                   -----------
Petroleum Refining - 1.4%
Pennzoil-Quaker State Co.                                                   930        13,020
                                                                                   -----------
Prefabricated Metal Buildings & Components - 0.9%
NCI Building Systems, Inc. (a)                                              460         7,774
                                                                                   -----------
Radio Broadcasting Stations - 1.1%
Emmis Communications Corp. (a)                                              400        10,125
                                                                                   -----------
Radio Telephone Communications - 0.3%
Boston Communications Group, Inc. (a)                                       390         2,876
                                                                                   -----------
Ready-Mixed Concrete - 1.2%
U. S. Concrete, Inc. (a)                                                  1,200        10,500
                                                                                   -----------
Real Estate Investment Trusts - 8.1%
Colonial Properties Trust                                                   300         8,055
Taubman Centers, Inc.                                                       670         8,074
Centerpoint Properties Corp.                                                190         8,863
Glimcher Realty Trust                                                       500         7,555
Highwoods Properties, Inc.                                                  330         8,135
Innkeepers USA Trust                                                        640         7,168
Macerich Corp.                                                              340         7,463
Manufactured Home Communities, Inc.                                         300         8,100
Summit Properties, Inc.                                                     400         9,800
                                                                                   -----------
                                                                                       73,213
                                                                                   -----------
Recreational Products - 0.5%
National R. V.  Holdings, Inc. (a)                                          500         4,250
                                                                                   -----------
Refuse Systems - 1.1%
Newpark Resources, Inc. (a)                                               1,100         9,889
                                                                                   -----------
Shepherd Values Small-Cap Fund
SCHEDULE OF INVESTMENTS - March 31, 2001

Common Stocks - 98.4% - (continued)                            Shares                   Value

Retail-Women's Clothing Stores - 1.2%
Cato Corp. - Class A                                                        700      $ 10,544
                                                                                   -----------
Rolling Drawing & Extruding Of Nonferrous Metals - 1.2%
Mueller Industries, Inc. (a)                                                360        10,814
                                                                                   -----------
Savings Institution, Federally Chartered - 4.9%
Sovereign Bancorp, Inc.                                                   1,200        10,163
Astoria Financial Corp.                                                     310        16,566
Bankunited Financial Corp. CL A (a)                                       1,000        11,000
Parkvale Financial Corp.                                                    300         6,787
                                                                                   -----------
                                                                                       44,516
                                                                                   -----------
Semiconductors & Related Devices - 1.2%
Zoran Corp. (a)                                                             700        10,719
                                                                                   -----------
Services-Advertising - 1.0%
Valassis Communications, Inc. (a)                                           310         8,990
                                                                                   -----------
Services-Business Services - 2.0%
Boron Lepore & Associates, Inc. (a)                                         760         9,120
F Y I, Inc. (a)                                                             270         9,028
                                                                                   -----------
                                                                                       18,148
                                                                                   -----------
Services-Computer Programming Services - 0.3%
Deltek Systems, Inc. (a)                                                    640         2,400
                                                                                   -----------
Services-Help Supply Services - 0.2%
Spherion Corp. (a)                                                          330         2,290
                                                                                   -----------
Services-Prepackaged Software - 1.1%
AVT Corp. (a)                                                               710         1,997
Serena Software, Inc. (a)                                                   900         8,212
                                                                                   -----------
                                                                                       10,209
                                                                                   -----------
Services-Video Tape Rental - 2.1%
Blockbuster, Inc. CL A                                                    1,250        18,738
                                                                                   -----------
Sheet Metal Work - 1.1%
Nortek, Inc. (a)                                                            370        10,120
                                                                                   -----------
Ship & Boat Building & Repairing - 1.2%
Newport News Shipbuilding, Inc.                                             220        10,758
                                                                                   -----------
Soap, Detergent, Cleaning Preparations, Perfumes,
   Cosmetics - 1.1%
Church & Dwight, Inc.                                                       450         9,779
                                                                                   -----------
Special Industry Machinery - 0.7%
Gerber Scientific, Inc. (a)                                               1,000         6,670
                                                                                   -----------
Shepherd Values Small-Cap Fund
SCHEDULE OF INVESTMENTS - March 31, 2001

Common Stocks - 98.4% - (continued)                            Shares                   Value

State Commercial Banks - 3.9%
Associated Banc-Corp.                                                       350      $ 11,637
Colonial Bancgroup, Inc.                                                    700         9,100
First Essex Bancorp                                                         320         6,280
Provident Financial Group, Inc.                                             300         8,437
                                                                                   -----------
                                                                                       35,454
                                                                                   -----------
Steel Works, Blast Furnaces  Rolling Mills
   (Coke Ovens) - 2.5%
AK Steel Holding Corp.                                                    1,000        10,050
Quanex Corp.                                                                230         4,129
Texas Industries, Inc.                                                      300         8,709
                                                                                   -----------
                                                                                       22,888
                                                                                   -----------
Surety Insurance - 0.6%
Radian Group, Inc.                                                           79        5,352
                                                                                   -----------
Telephone & Telegraph Apparatus - 1.1%
Ditech Communication Corp. (a)                                              900        10,181
                                                                                   -----------
Television Broadcasting Stations - 1.1%
Price Communications Corp. (a)                                              600        10,326
                                                                                   -----------
Trucking (No Local) - 2.3%
Covenent Transport, Inc. - Class A                                          760        10,355
Heartland Express, Inc. (a)                                                 400        10,100
                                                                                   -----------
                                                                                       20,455
                                                                                   -----------
Wholesale-Drugs Proprietaries
   & Druggists' Sundries - 0.9%
Bergen Brunswig CL A                                                        500         8,300
                                                                                   -----------
Wholesale-Durable Goods - 1.4%
Handleman Co. Del (a)                                                     1,300        12,961
                                                                                   -----------

Wholesale-Electronic Parts & Equipment - 2.2%
Pioneer-Standard Electronics, Inc.                                          750         9,188
Avnet, Inc.                                                                 510        10,455
                                                                                   -----------
                                                                                       19,643
                                                                                   -----------
Wholesale-Machinery, Equipment & Supplies - 0.8%
Kaman Corp. -  Class A                                                      440         7,205
                                                                                   -----------
Wholesale-Miscellaneous Nondurable Goods - 1.1%
Central Garden & Pet Co. (a)                                              1,200        10,200
                                                                                   -----------
TOTAL COMMON STOCKS (Cost $797,677)                                                   890,395
                                                                                   -----------
Shepherd Values Small-Cap Fund
SCHEDULE OF INVESTMENTS - March 31, 2001
                                                              Principal
                                                                Amount                  Value
Money Market Securities - 3.2%
Firstar Treasury Fund, 4.49% (b) (Cost $29,481)                    29,481            $ 29,481
                                                                                   -----------

TOTAL INVESTMENTS - 101.6% (Cost $827,158)                                            919,876
                                                                                   -----------
Liabilities in excess of other assets - (1.6)%                                        (14,754)
                                                                                   -----------
Total Net Assets - 100.0%                                                           $ 905,122
                                                                                   ===========
(a) Non-Income Producing
(b) Variable rate security; the coupon rate shown represents the rate at March 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Shepherd Values International Fund
SCHEDULE OF INVESTMENTS - March 31, 2001
Common Stocks - 93.4%                                            Shares                 Value

Air Courier Services - 0.7%
TNT Post Group NV (c)                                                75               $ 1,589
                                                                                   -----------
Asset-Backed Securities - 1.8%
Nomura Securities Co, Ltd.  (c)                                      25                 4,489
                                                                                   -----------
Auto & Truck Manufacturers - 3.5%
AB Volvo (c)                                                        240                 3,765
Volkswagon AG (c)                                                   515                 4,735
                                                                                   -----------
                                                                                        8,500
                                                                                   -----------
Biotechnology & Drugs - 2.1%
Nycomed Amersham plc (c)                                            145                 5,017
                                                                                   -----------
Blank Checks - 0.4%
Perez Companc S.A. - Class B (c)                                     65                 1,040
                                                                                   -----------
Chemical & Allied Products - 4.1%
BASF Aktiengesellschaft (c)                                         165                 6,666
Imperial Chemical Industries plc (c)                                135                 3,322
                                                                                   -----------
                                                                                        9,988
                                                                                   -----------
Commercial Banks - 8.2%
Australia & New Zealand Banking Group Limited (c)                   145                 4,872
Credicorp Ltd.                                                      275                 2,227
ForeningsSparbanken AB (c)                                          635                 7,169
HSBC Holdings plc (c)                                                95                 5,667
                                                                                   -----------
                                                                                       19,935
                                                                                   -----------
Electronic Computers  - 2.0%
Fujitsu Ltd. (c)                                                     75                 4,997
                                                                                   -----------
Construction Machinery & Equipment - 2.0%
Komatsu Ltd. (c)                                                    270                 4,964
                                                                                   -----------
Manufacturing - Diversified - 2.0%
Compagnie Generale des Etablissements Michelin - Class B            150                 4,892
                                                                                   -----------
Electric Utilities - 4.3%
Centrais Electricas (c)                                             390                 3,555
CLP Holdings Ltd. (c)                                             1,035                 5,481
Korea Electric Power (a) (c)                                        180                 1,463
                                                                                   -----------
                                                                                       10,499
                                                                                   -----------
Shepherd Values International Fund
SCHEDULE OF INVESTMENTS - March 31, 2001

Common Stocks - 93.4% - (continued)                              Shares            Value

Electronic & Other Electrical Equipment
   (No computer equipment)  - 0.8%
Koninklijke Philips Electronics N.V.  (c)                            70               $ 1,869
                                                                                   -----------
Gold & Silver Ores - 1.0%
Barrick Gold Corp.                                                  170                 2,429
                                                                                   -----------
Insurance Carriers - 4.6%
Allied Zurich Plc. (a) (c)                                          132                 4,359
Scor (c)                                                             40                 1,696
Swiss Reinsurance Co. (a)                                            50                 5,055
                                                                                   -----------
                                                                                       11,110
                                                                                   -----------
Life Insurance - 4.4%
AXA (c)                                                             100                 5,475
ING  Groep N.V. (c)                                                  80                 5,206
                                                                                   -----------
                                                                                       10,681
                                                                                   -----------
Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 0.9%
Hanson plc (a) (c)                                                   80                 2,304
                                                                                   -----------
Motor Vehicle Parts & Accessories - 2.5%
Autoliv, Inc.                                                       395                 6,178
                                                                                   -----------
Oil & Gas Field Exploration Services - 10.9%
E ON AG (c)                                                         115                 5,451
Eni S.p.A. (c)                                                      110                 7,117
Repsol YPF, S.A.  (c)                                               315                 5,601
Shell Transport & Trading Co. PLC  (c)                              125                 5,841
Total Fina Elf S.A. (c)                                              40                 2,718
                                                                                   -----------
                                                                                       26,728
                                                                                   -----------
Pharmaceutical Preparations - 1.1%
Teva Phamaceutical Industries Ltd. (c)                               50                 2,731
                                                                                   -----------
Periodicals: Publishing or Publishing and Printing - 3.0%
Wolters Kluwer N.V. (c)                                             295                 7,430
                                                                                   -----------
Radio Telephone Communications - 0.7%
Telefonos De Mexico SA (c)                                           55                 1,735
                                                                                   -----------
Real Estate Investment Trusts - 1.9%
Cheung Kong (Holdings) Ltd. (c)                                     450                 4,717
                                                                                   -----------
Retail - Variety Stores - 4.8%
KCI Konecranes                                                      135                 3,580
Marks & Spencer Plc. (c)                                            360                 8,184
                                                                                   -----------
                                                                                       11,764
                                                                                   -----------
Shepherd Values International Fund
SCHEDULE OF INVESTMENTS - March 31, 2001

Common Stocks - 93.4% - (continued)                              Shares            Value

Security Brokers, Dealers & Flotation Companies - 2.4%
Deutsche Bank AG (c)                                                 75               $ 5,735
                                                                                   -----------
Search, Detection, Navigation, Guidance,
   Aeronautical Systems - 4.3%
BAE Systems (formerly British Aerospace) (c)                        300                 5,331
Rolls-Royce plc (c)                                                 325                 5,048
                                                                                   -----------
                                                                                       10,379
                                                                                   -----------
Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 1.1%
Pohang Iron & Steel Co., Ltd. (c)                                   150                 2,693
                                                                                   -----------
Surety Insurance - 3.6%
XL Capital Ltd. - Class A                                           115                 8,748
                                                                                   -----------
Telephone & Telegraph Apparatus - 0.6%
Alcatel (c)                                                          50                 1,438
                                                                                   -----------
Telephone Communications (No Radio Telephone) - 12.2%
America Movil, S.A. de C.V. (c)                                      55                   806
Compania de Telecomunicaciones de Chile S.A.                        210                 2,772
Embratel Participacoes S.A. (c)                                     155                 1,442
Korea Telecom (c)                                                    90                 2,090
Nippon Telegraph & Telephone, Corp. (c)                             150                 4,842
Philippine Long Distance Telephone, Co. (c)                         210                 3,013
Portugal Telecom, SGPS, S.A. (c)                                    860                 7,396
Telebras Holdings (c)                                                30                 1,451
Telecom Corp of New Zealand Ltd (c)                                 330                 6,089
                                                                                   -----------
                                                                                       29,901
                                                                                   -----------
Tobacco Products - 0.8%
Grupo Carso SA (a) (c)                                              430                 2,040
                                                                                   -----------
Truck Trailers - 0.7%
Desc, S.A. de C.V. (a) (c)                                          225                 1,800
                                                                                   -----------
TOTAL COMMON STOCKS (Cost $274,941)                                                   228,320
                                                                                   -----------
                                                              Principal
                                                                 Amount             Value
Money Market Securities - 4.5%
Firstar Treasury Fund, 4.49% (b) (Cost $11,000)                  11,000                11,000
                                                                                   -----------
TOTAL INVESTMENTS - 97.9% (Cost $285,941)                                             239,320
                                                                                   -----------
Other assets less liabilities - 2.1%                                                    5,168
                                                                                   -----------
Total Net Assets - 100.0%                                                           $ 244,488
                                                                                   ===========

(a) Non-Income Producing.
(b) Variable rate security; the coupon rate shown represents the rate at March 31, 2001.
(c) American Depository Receipt.

See accompanying notes which are an integral part of the financial statements.

Shepherd Values Fixed Income Fund
SCHEDULE OF INVESTMENTS - March 31, 2001
Corporate Bonds - 24.48%                                                   Principal                   Value

The Goldman Sachs Group, Inc., 6.65%, 05/15/09                                  50,000                    $ 50,038
Morgan Stanley Dean Witter & Co., 6.40%, 4/28/08                                20,000                      19,817
                                                                                                  -----------------
TOTAL CORPORATE BONDS (Cost $65,375)                                                                        69,855
                                                                                                  -----------------
U.S. Government Securities - 62.03%

Federal Farm Credit MTN, 6.66%, 12/26/06                                        30,000                      31,567
Federal Farm Credit MTN, 6.37%, 10/30/07                                        30,000                      32,011
Federal Home Loan Bank, 5.815%, 07/13/05                                        25,000                      25,591
Federal Home Loan Bank, 6.06%, 11/10/08                                         30,000                      29,839
Federal Home Loan Bank, 7.375%, 2/12/10                                         25,000                      27,861
U.S. Treasury Notes, 5.00%, 02/15/11                                            30,000                      30,174
                                                                                                  -----------------
TOTAL U.S. GOVERNMENT SECURITIES (Cost $169,878)                                                           177,043
                                                                                                  -----------------
Money Market Securities - 3.79%
Firstar Treasury Fund, 4.49% (a) (Cost $10,809)                                 10,809                      10,809
                                                                                                  -----------------
TOTAL INVESTMENTS - 90.30% (Cost $246,062)                                                                 257,707
                                                                                                  -----------------
Other assets less liabilities - 9.70%                                                                       27,687
                                                                                                  -----------------
Total Net Assets - 100.0%                                                                                $ 285,394
                                                                                                  =================
(a) Variable rate security; the coupon rate shown represents the rate at March 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Shepherd Values Funds
STATEMENTS OF ASSETS AND LIABILITIES - March 31, 2001
                                                   SHEPHERD          SHEPHERD          SHEPHERD            SHEPHERD
                                                    VALUES            VALUES            VALUES              VALUES
                                                    GROWTH          SMALL-CAP         INTERNATIONAL      FIXED INCOME
                                                     FUND              FUND              FUND                FUND
Assets:
Investments in securities at value
  (cost $1,449,085, $827,158, $285,941, and
     $246,062, respectively)                       $ 1,070,758         $ 919,876           $ 239,320          $ 257,707
Cash                                                   189,384             2,089               8,185             24,547
Receivable for fund shares sold                          4,521                 -                   -                  -
Dividends receivable                                       969             1,389                 400                  -
Interest receivable                                        200                42                  41              3,835
Withholding tax reclaim                                      -                 -                 141                  -
                                                 --------------   ---------------  ------------------   ----------------
     Total assets                                    1,265,832           923,396             248,087            286,089
                                                 --------------   ---------------  ------------------   ----------------

Liabilities:
Payable for securities purchased                             -            14,941               1,677                  -
Payable for fund shares redeemed                             -                 -               1,142                  -
Payable to adviser                                       1,885             3,323                 780                437
Distributions payable                                        -                10                   -                258
                                                 --------------   ---------------  ------------------   ----------------
     Total liabilities                                   1,885            18,274               3,599                695
                                                 --------------   ---------------  ------------------   ----------------

Net Assets:
Applicable to 150,975; 74,742; 29,723 and
  26,407 shares outstanding, respectively          $ 1,263,947         $ 905,122           $ 244,488          $ 285,394
                                                 ==============   ===============  ==================   ================

Net Assets Consist of:
Capital paid-in                                      1,676,836           773,959             297,227            269,386
Undistributed net investment
  income (loss)                                         (6,739)              (97)               (807)               274
Accumulated net realized gain
  (loss) on investments                                (27,823)           38,542              (5,311)             4,089
Net unrealized appreciation
  (depreciation) on investments                       (378,327)           92,718             (46,621)            11,645
                                                 --------------   ---------------  ------------------   ----------------
                                                   $ 1,263,947         $ 905,122           $ 244,488          $ 285,394
                                                 ==============   ===============  ==================   ================

Net asset value, and
  redemption price per share                            $ 8.37           $ 12.11              $ 8.23            $ 10.81
                                                 ==============   ===============  ==================   ================

Maximum offering price per share
 (net assets value plus sales
  charge of 4.75%)                                      $ 8.79           $ 12.71              $ 8.64            $ 11.35
                                                 ==============   ===============  ==================   ================

See accompanying notes which are an integral part of the financial statements.

Shepherd Values Funds
STATEMENTS OF OPERATIONS- March 31, 2001
                                          SHEPHERD          SHEPHERD           SHEPHERD            SHEPHERD
                                           VALUES            VALUES             VALUES              VALUES
                                           GROWTH           SMALL-CAP          INTERNATIONAL     FIXED INCOME
                                            FUND              FUND               FUND                FUND

Investment Income:
Dividends                                     $ 9,824          $ 14,230            $ 5,007  (a)              $ -
Interest                                        3,058             1,530                617                13,816
Miscellaneous                                   2,060                 -                  -                     -
                                       ---------------    --------------     --------------    ------------------
     Total investment income                   14,942            15,760              5,624                13,816
                                       ---------------    --------------     --------------    ------------------

Expenses:
Investment advisory fees                       26,644            13,261              5,555                 2,754
Trustee fees                                    1,680                33                346                    33
                                       ---------------    --------------     --------------    ------------------
     Total expenses before fee
         waiver & reimbursements               28,324            13,294              5,901                 2,787
Waived fees & reimbursed expenses              (1,680)              (33)              (346)                  (33)
                                       ---------------    --------------     --------------    ------------------
      Total operating expenses                 26,644            13,261              5,555                 2,754
                                       ---------------    --------------     --------------    ------------------
Net Investment Income (Loss)                  (11,702)            2,499                 69                11,062

Realized and Unrealized
  Gain (Loss) on Investments:
Net realized gain (loss) on
  investments                                (105,615)           61,538             (5,311)                4,505
Net change in unrealized
  appreciation (depreciation) on
  investments                                (378,327)           75,232            (47,227)               11,623
                                       ---------------    --------------     --------------    ------------------
Net realized and unrealized
  gain (loss) on investments                 (483,942)          136,770            (52,538)               16,128
                                       ---------------    --------------     --------------    ------------------

Increase (Decrease) in Net
  Assets from Operations                   $ (495,644)        $ 139,269          $ (52,469)             $ 27,190
                                       ===============    ==============     ==============    ==================

(a) Dividends are net of $366 of foreign taxes withheld.

See accompanying notes which are an integral part of the financial statements.

Shepherd Values Funds
STATEMENTS OF CHANGES IN NET ASSETS

                                                           SHEPHERD VALUES                SHEPHERD VALUES
                                                               GROWTH                        SMALL CAP
                                                                FUND                           FUND
                                                    -----------------------------  ----------------------------
                                                        Year           Period          Year          Period
                                                       Ended           Ended          Ended          Ended
                                                      3/31/01       3/31/00 (a)      3/31/01      3/31/00 (b)
                                                    -----------------------------  ----------------------------
Operations:
Net investment income (loss)                           $ (11,702)           $ 54        $ 2,499           (650)
Net realized gain (loss) on investments                 (105,615)         77,792         61,538           (994)
Net change in unrealized appreciation
  (depreciation) on investments                         (378,327)              -         75,232         17,486
                                                    -------------   -------------  -------------  -------------
Increase (Decrease) in net assets                       (495,644)         77,846        139,269         15,842
                                                    -------------   -------------  -------------  -------------
Dividends and Distributions
   to Shareholders:
From net investment income                                (6,793)              -         (2,514)           (52)
From net realized gains                                        -               -        (22,002)             -
                                                    -------------   -------------  -------------  -------------
Total distributions                                       (6,793)              -        (24,516)           (52)
                                                    -------------   -------------  -------------  -------------
Capital Share Transactions:
Proceeds from shares sold                                753,849       1,170,553        380,481        532,432
Reinvestment of dividends                                  6,648               -         24,443             43
Share redeemed                                          (206,918)        (35,594)      (101,616)       (61,204)
                                                    -------------   -------------  -------------  -------------
Net increase (decrease) from
   capital transactions                                  553,579       1,134,959        303,308        471,271
                                                    -------------   -------------  -------------  -------------

Total increase (decrease) in net assets                   51,142       1,212,805        418,061        487,061

Net Assets:
Beginning of period                                    1,212,805               -        487,061              -
                                                    -------------   -------------  -------------  -------------
End of period                                        $ 1,263,947     $ 1,212,805      $ 905,122        487,061
                                                    =============   =============  =============  =============
Accumulated undistributed net
  investment income (loss) included
  in net assets at end of period                        $ (6,739)           $ 54           $ 97           $ 52
                                                    -------------   -------------  -------------  -------------
Capital Share Transactions:
Shares sold                                               66,980         105,767         34,528         53,095
Shares issued on reinvestment
  of dividends                                               628               -          2,153              4
Share redeemed                                           (19,304)         (3,096)        (9,018)        (6,020)
                                                    -------------   -------------  -------------  -------------
Net increase (decrease) from
   capital transactions                                   48,304         102,671         27,663         47,079
                                                    =============   =============  =============  =============

(a) For the period April 13, 1999 (commencement of operations) to March 31, 2000.
(b) For the period October 22, 1999 (commencement of operations) to March 31, 2000.
Shepherd Values Funds
STATEMENT OF CHANGES IN NET ASSETS - continued
                                                          SHEPHERD VALUES                SHEPHERD VALUES
                                                           INTERNATIONAL                  FIXED INCOME
                                                                FUND                           FUND
                                                    -----------------------------  ----------------------------
                                                        Year           Period          Year          Period
                                                       Ended           Ended          Ended          Ended
                                                      3/31/01       3/31/00 (b)      3/31/01      3/31/00 (b)
                                                    -----------------------------  ----------------------------
Operations:
Net investment income (loss)                                $ 69          $ (159)      $ 11,062            618
Net realized gain (loss) on investments                   (5,311)              -          4,505           (415)
Net change in unrealized appreciation
  (depreciation) on investments                          (47,227)            605         11,623             22
                                                    -------------   -------------  -------------  -------------
Increase (Decrease) in net assets                        (52,469)            446         27,190            225
                                                    -------------   -------------  -------------  -------------
Dividends and Distributions
   to Shareholders:
From net investment income                                  (799)            (75)       (11,329)           (78)
From net realized gains
                                                    -------------   -------------  -------------  -------------
Total distributions                                         (799)            (75)       (11,329)           (78)
                                                    -------------   -------------  -------------  -------------
Capital Share Transactions:
Proceeds from shares sold                                143,662         209,069        131,292        162,915
Reinvestment of dividends                                    764              66         10,689             71
Share redeemed                                           (52,896)         (3,280)       (25,308)       (10,273)
                                                    -------------   -------------  -------------  -------------
Net increase (decrease) from
   capital transacitons                                   91,530         205,855        116,673        152,713
                                                    -------------   -------------  -------------  -------------
Total increase (decrease) in net assets                   38,262         206,226        132,534        152,860
                                                    -------------   -------------  -------------  -------------
Net Assets:
Beginning of period                                      206,226               -        152,860              -
                                                    -------------   -------------  -------------  -------------
End of period                                          $ 244,488       $ 206,226      $ 285,394      $ 152,860
                                                    =============   =============  =============  =============
Accumulated undistributed net
  investment income (loss) included
  in net assets at end of period                          $ (807)          $ (75)         $ 555          $ 540
                                                    -------------   -------------  -------------  -------------
Capital Shares Transactions:
Shares sold                                               14,864          21,077         12,578         16,275
Shares issued on reinvestment
   of dividends                                               85               7          1,006              7
Shares redeemed                                           (5,982)           (328)        (2,432)        (1,027)
                                                    -------------   -------------  -------------  -------------
Net increase (decrease) from
   capital transactions                                    8,967          20,756         11,152         15,255
                                                    =============   =============  =============  =============
(b) For the period October 22, 1999 (commencement of operations) to March 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Shepherd Values Funds
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented
                                                           SHEPHERD VALUES              SHEPHERD VALUES
                                                               GROWTH                       SMALL-CAP
                                                                FUND                          FUND
                                                       -------------------------   ---------------------------
                                                          Year         Period         Year           Period
                                                         Ended          Ended         Ended          Ended
                                                        3/31/01       3/31/00 (a)    3/31/01        3/31/00 (b)
                                                       --------------------------------------------------------

Net Asset Value, beginning of period                      $ 11.81       $ 10.00        $ 10.35        $ 10.00
                                                       -----------    ----------   ------------    -----------
Income (Loss) from Investment Operations:
Net investment income (loss)                                (0.08)            -           0.04          (0.05)
Net realized and unrealized gain
  (loss) on investments                                     (3.31)         1.81           2.09           0.42
                                                       -----------    ----------   ------------    -----------
Total from investment operations                            (3.39)         1.81           2.13           0.37
                                                       -----------    ----------   ------------    -----------
Less Distributions:
From net investment income                                  (0.05)            -          (0.04)         (0.02)
From realized capital gains                                     -             -          (0.33)             -
                                                       -----------    ----------   ------------    -----------
Total distributions                                         (0.05)            -          (0.37)         (0.02)
                                                       -----------    ----------   ------------    -----------

Net Asset Value, end of period                             $ 8.37       $ 11.81        $ 12.11        $ 10.35
                                                       ===========    ==========   ============    ===========
Total Return (c) (e)                                       (28.82)%      18.10%         20.78%          3.70%

Ratios/Supplemental Data:
Net assets, end of period (000)                           $ 1,264       $ 1,213          $ 905          $ 487
Ratio of expenses to average net assets                     1.75%         1.03% (d)       1.80%          1.80% (d)
Ratio of expenses to average net assets
   before reimbursement                                     1.86%         6.60% (d)       1.80%          2.30% (d)
Ratio of net investment income to
   average net assets                                     (0.77)%         0.02% (d)       0.34%         (1.23)%(d)
Ratio of net investment income to
   average net assets before reimbursement                (0.88)%        (6.28)%(d)       0.33%         (1.74)%(d)
Portfolio turnover rate                                   135.22%       175.06% (d)      88.56%         41.01% (d)

Shepherd Values Funds
FINANCIAL HIGHLIGHTS - continued

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented
                                                           SHEPHERD VALUES              SHEPHERD VALUES
                                                            INTERNATIONAL                 FIXED INCOME
                                                                FUND                        FUND
                                                       -------------------------   ---------------------------
                                                          Year         Period         Year           Period
                                                         Ended          Ended         Ended          Ended
                                                        3/31/01       3/31/00 (b)    3/31/01        3/31/00 (b)
                                                       --------------------------------------------------------
Net Asset Value, beginning of period                       $ 9.94       $ 10.00        $ 10.02        $ 10.00
                                                       -----------    ----------   ------------    -----------
Income (Loss) from Investment Operations:
Net investment income (loss)                                    -         (0.02)          0.53           0.09
Net realized and unrealized gain
  (loss) on investments                                     (1.68)            -           0.75          (0.03)
                                                       -----------    ----------   ------------    -----------
Total from investment operations                            (1.68)        (0.02)          1.28           0.06
                                                       -----------    ----------   ------------    -----------
Less Distributions:
From net investment income                                  (0.03)        (0.04)         (0.49)         (0.04)
From realized capital gains                                     -             -              -              -
                                                       -----------    ----------   ------------    -----------
Total distributions                                         (0.03)        (0.04)         (0.49)         (0.04)
                                                       -----------    ----------   ------------    -----------
Net Asset Value, end of period                             $ 8.23        $ 9.94        $ 10.81        $ 10.02
                                                       ===========    ==========   ============    ===========
Total Return (c) (e)                                       (16.97)%       (0.24)%       12.88%          0.52%

Ratios/Supplemental Data:
Net assets, end of period (000)                             $ 244         $ 206          $ 285          $ 153
Ratio of expenses to average net assets                     1.95%         1.95% (d)      1.25%          1.25% (d)
Ratio of expenses to average net assets
   before reimbursement                                     2.07%         2.75% (d)      1.27%          2.16% (d)
Ratio of net investment income to
   average net assets                                       0.02%        (0.48)%(d)      5.02%          2.11% (d)
Ratio of net investment income to
   average net assets before reimbursement                (0.10)%        (1.28)%(d)      5.01%          1.20% (d)
Portfolio turnover rate                                    23.74%        00.00% (d)     39.63%        836.69% (d)

(a) For the period April 13, 1999 (commencement of operations) to March 31, 2000.
(b) For the period October 22, 1999 (commencement of operations) to March 31, 2000.
(c) For periods of less than a full year, total returns are not annualized.
(d) Annualized.
(e) Total return calculations exclude the effect of sales charge.

See accompanying notes which are an integral part of the financial statements.

                              Shepherd Values Funds
                          Notes to Financial Statements
                                 March 31, 2001
NOTE 1.  ORGANIZATION

The Shepherd Values Growth Fund was organized as a diversified series of the AmeriPrime Funds (the "Trust") on February 2, 1999 and commenced operations on April 13, 1999. The Small-Cap Fund and Fixed Income Fund were organized as diversified series of the Trust on June 25, 1999 and commenced operations on October 22, 1999. The International Fund was organized as a non-diversified series of the Trust on June 25, 1999 and commenced operations on October 22, 1999. The investment objective of the Growth, International, and Small-Cap Funds is long-term capital appreciation. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with the preservation of capital. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. Each series of the Trust is referred to herein as a "Fund" or collectively as the "Funds." Each Fund is one of a series of funds currently authorized by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the applicable sub-advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the applicable sub-advisor determines the last bid price does not accurately reflect the current values or when restricted securities are being valued, such securities are valued as determined in good faith by the applicable sub-advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the applicable sub-advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the applicable sub-advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair values.

Federal Income Taxes- Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.



                              Shepherd Values Funds
                          Notes to Financial Statements
                           March 31, 2001 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Other- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in capital.


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor
The investment advisor to the Shepherd Values Funds is Shepherd Advisory Services, Inc., 2505 21st Ave. South, Suite 204, Nashville, Tennessee 37212 ("Shepherd"). Shepherd is a wholly owned subsidiary of Shepherd Financial Services, Inc., a financial services company.

Under the terms of the management agreements (the "Agreements"), Shepherd manages each Fund's investments subject to approval of the Board and pays all of the expenses of each Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), Rule 12b-1 expenses, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Funds' expenses, each Fund is obligated to pay Shepherd a fee based on average daily net assets, computed and accrued daily and paid monthly at the following annual rates: Growth Fund, 1.75%; Small-Cap Fund, 1.80%; International Fund, 1.95%; and Fixed Fund, 1.25%. It should be noted that most investment companies pay their own operating expenses directly, while each Fund's expenses, except those specified above, are paid by the Advisor. For the fiscal year ended March 31, 2001, Shepherd earned fees of $26,644, $13,261, $5,555, and $2,754, for the Growth, Small-Cap, International, and Fixed Income Funds, respectively. The Funds' advisor has contractually agreed to reimburse each Fund for all fees and expenses of the non-interested person trustees to maintain total operating expenses as set forth above through July 31, 2003. For the fiscal year ended March 31, 2001, the Advisor reimbursed expenses of $1,680, $33, $346, and $33, for the Growth, Small-Cap, International and Fixed Income Funds, respectively.

The Sub-Advisors
Cornerstone Capital Management, Inc, 102 South Tejon, Suite 430, Colorado Springs, CO 80903 ("Cornerstone") is the sub-advisor to the Growth Fund. Cornerstone is a wholly owned subsidiary of The National Capital Companies, LLC. Darrl T. Uselton, a director of Cornerstone, is the controlling shareholder of The National Capital Companies, LLC. Nicholas-Applegate Capital Management ("Nicholas-Applegate") is the sub-advisor to the Small-Cap Fund. Templeton Portfolio Advisory, a division of Templeton/Franklin Investment Services, Inc. ("TFIS"), is the sub-advisor to the International Fund. Potomac Asset Management Company, Inc. ("Potomac") is the sub-advisor to the Fixed Income Fund.

On January 31, 2001, a change of control of Nicholas-Applegate resulted in a technical assignment and termination of the Small-Cap Fund's sub-advisory agreement with Nicholas-Applegate. On December 14, 2000, the Board approved an interim sub-advisory agreement with Nicholas-Applegate, which became effective as of January 31, 2001 and terminates 150 days thereafter (June 30, 2001). The interim sub-advisory agreement calls for the compensation earned under the agreement to be held in an interest bearing escrow account with the Fund's custodian. If a majority of the Fund's outstanding voting securities approve a final sub-advisory agreement with Nicholas-Applegate by the end of the 150-day period (June 30, 2001), the amount in the escrow account (including interest earned) will be paid to Nicholas-Applegate. If a majority of the Fund's outstanding voting securities do not approve a final sub-advisory agreement with Nicholas-Applegate, Nicholas-Applegate will be paid, out of the escrow account, the lesser of (1) any costs incurred by Nicholas-Applegate in performing services under the interim sub-advisory agreement (plus interest earned on

                              Shepherd Values Funds
                          Notes to Financial Statements
                           March 31, 2001 - continued


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

that amount while in escrow), or (2) the total amount in the escrow account (plus interest earned). See Note 7. Subsequent Events. Accordingly, Nicholas-Applegate has received sub-advisory fees only for the period April 1, 2000 through January 31, 2001.

Subject always to the control of the Board, each sub-advisor, at its expense, furnishes continuously an investment program for the Fund or Funds for which it acts as sub-advisor. Each sub-advisor must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. Each sub-advisor makes its officers and employees available to the Funds' advisor from time to time at reasonable times to review investment policies and to consult with the Funds' advisor regarding the investment affairs of the applicable Fund. Each sub-advisor maintains books and records with respect to the securities transactions and renders to the Funds' advisor such periodic and special reports as the Funds' advisor or the Trustees may request. Each sub-advisor pays all expenses incurred by it in connection with its activities under the applicable sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for a Fund.

Other Affiliates
Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger AmeriPrime Financial Services, Inc. served as administrator to the Funds. The result of this merger is now Unified Fund Services, Inc., ("Unified"), still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

The Funds retain Unified to manage each Fund's business affairs and provide the Funds with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Funds' advisor paid all administrative, transfer agency, and fund accounting fees on behalf of each Fund per the management agreements.

Prior to December 31, 2000, each Fund had retained Ameriprime Financial Securities, Inc. to act as the principal distributor of its shares. Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective December 31, 2000, each Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. There were no payments made to either distributor during the fiscal year ended March 31, 2001. A Trustee and officer of the Trust may be deemed to be an affiliate of Ameriprime Financial Securities Inc. and Unified Financial Securities, Inc.

NOTE 4.  INVESTMENT TRANSACTIONS

Growth Fund. For the fiscal year ended March 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $2,064,142 and $1,851,187, respectively. The gross unrealized appreciation for all securities totaled $23,867 and the gross unrealized depreciation for all securities totaled $402,194 for a net unrealized depreciation of $378,327. The aggregate cost of securities for federal income tax purposes at March 31, 2001 was $1,449,085.

Small-Cap Fund. For the fiscal year ended March 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $984,066 and $616,000, respectively. The gross unrealized appreciation for all securities totaled $135,081 and the gross unrealized depreciation for all securities totaled $43,636 for a net unrealized appreciation of $91,445. The aggregate cost of securities for federal income tax purposes at March 31, 2001 was $828,431.

                              Shepherd Values Funds
                          Notes to Financial Statements
                           March 31, 2001 - continued

NOTE 4.  INVESTMENT - continued

International Fund. For the fiscal year ended March 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $230,146 and $58,110, respectively. The gross unrealized appreciation for all securities totaled $8,347 and the gross unrealized depreciation for all securities totaled $54,968 for a net unrealized depreciation of $46,621. The aggregate cost of securities for federal income tax purposes at March 31, 2001 was $285,941.

Fixed Income Fund. For the fiscal year ended March 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $212,130 and $73,088, respectively. The gross unrealized appreciation for all securities totaled $11,645 and the gross unrealized depreciation for all securities totaled $0 for a net unrealized appreciation of $11,645. The aggregate cost of securities for federal income tax purposes at March 31, 2001 was $246,062.

NOTE 5. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. RELATED PARTY TRANSACTIONS

The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2001, National Investor Services beneficially owned or controlled approximately 27% of the International Fund.


NOTE 7. SUBSQUENT EVENTS

On June 12, 2001, the Board voted to redeem all outstanding shares of the Fixed Income Fund, the International Fund and the Small-Cap Fund. In making this decision, the Board determined that the failure to redeem the shares of each Fund may have adverse consequences to the Fund's shareholders. The portfolio holdings of each listed Fund have been sold. All shares remaining in these Funds on June 29, 2001 will be redeemed, with proceeds sent to the shareholders.

                          INDEPENDENT AUDITOR'S REPORT


To The Shareholders and Board of Trustees
Shepherd Values Growth Fund
Shepherd Values Small-Cap Fund
Shepherd Values International Fund
Shepherd Values Fixed Income Fund


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Shepherd Values Funds (comprising, respectively, the Growth, Small-Cap, International, and Fixed Income Portfolios), as of March 31, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Shepherd Values Growth Fund, Shepherd Values Small-Cap Fund, Shepherd Values International Fund, and Shepherd Values Fixed Income Fund as of March 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with auditing standards generally accepted in the United States of America.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
April 17, 2001

Shepherd Values Market Neutral Fund
Schedule of Investments - March 31, 2001


                                                                           Principal
                                                                             Amount                        Value
Money Market Securities - 36.9%
Firstar  U.S. Treasury Money Market Fund, 4.49% (a) (Cost $38,636)              38,636                       $ 38,636
                                                                                                     -----------------

TOTAL INVESTMENTS - 36.9% (Cost $38,636)                                                                       38,636
                                                                                                     -----------------
Other assets less liabilities - 63.1%                                                                          65,937
                                                                                                     -----------------
Total Net Assets - 100.0%                                                                                   $ 104,573
                                                                                                     =================


(a) Variable rate security; the coupon rate shown represents the rate at March 31, 2001.
See accompanying notes which are an integral part of the financial statements.

Shepherd Values Market Neutral Fund
Statement of Assets & Liabilities
March 31, 2001
Assets
Investment in securities (cost $38,636)                                                         $ 38,636
Cash                                                                                              58,621
Dividends and interest receivable                                                                    151
Receivable from the Administrator                                                                  7,975
                                                                                      -------------------
   Total assets                                                                                  105,383

Liabilities
Accrued investment advisory fee                                                                    $ 525
Accrued other expenses                                                                               285
                                                                                      -------------------
   Total liabilities                                                                                 810
                                                                                      -------------------

Net Assets                                                                                     $ 104,573
                                                                                      ===================

Net Assets consist of:
Paid in capital                                                                                $ 107,483
Accumulated net realized loss on investments                                                      (2,910)
                                                                                      -------------------

Net Assets, for 10,473 shares                                                                  $ 104,573
                                                                                      ===================

Net Asset Value and
  redemption price per share ($104,573 / 10,473)                                                  $ 9.99
                                                                                      ===================

Maximum offering price per share ($9.99/0.965)                                                   $ 10.35
                                                                                      ===================

See accompanying notes which are an integral part of the financial statements.


Shepherd Values Market Neutral Fund
Statement of Operations for the Year Ended March 31, 2001

Investment Income
Dividend income                                                                      $ 154
Interest income                                                                      3,586
                                                                         ------------------
Total Income                                                                         3,740


Expenses
Investment advisory fee                                                            $ 8,985
Dividends on securities sold short                                                      12
Borrowing costs on securities sold short                                             3,451
Trustees' fees                                                                         855
                                                                         ------------------
Total expenses before reimbursement                                                 13,303
Reimbursed expenses                                                                   (855)
                                                                         ------------------
Total operating expenses                                                            12,448
                                                                         ------------------
Net Investment Income (Loss)                                                        (8,708)
                                                                         ------------------

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                   43,670
Net realized gain (loss) on securities sold short                                    8,203
Change in net unrealized appreciation (depreciation)
   on investment securities                                                        (42,684)
                                                                         ------------------
Net realized and unrealized gain (loss) on investment securities                     9,189
                                                                         ------------------
Net increase (decrease) in net assets resulting from operations                      $ 481
                                                                         ==================

Shepherd Values Market Neutral Fund
Statement of Changes in Net Assets

                                                                             Year ended            Period ended
                                                                              March 31,             March 31,
                                                                                2001                 2000 (a)
                                                                          -----------------     ------------------

Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                                                   $ (8,708)              $ (2,334)
   Net realized gain (loss) on investment securities                                43,670                (16,511)
   Net realized gain (loss) on securities sold short                                 8,203                (38,272)
   Change in net unrealized appreciation (depreciation)                            (42,684)                42,684
                                                                          -----------------     ------------------
   Net increase (decrease) in net assets resulting from operations                     481                (14,433)
                                                                          -----------------     ------------------
Distributions to shareholders
   From net investment income                                                            -                      -
   From net realized gain                                                                -                      -
                                                                          -----------------     ------------------
   Total distributions                                                                   -                      -
                                                                          -----------------     ------------------
Share Transactions
   Net proceeds from sale of shares                                                 10,485                651,126
   Shares issued in reinvestment of distributions                                        -                      -
   Shares redeemed                                                                (426,522)              (116,564)
                                                                          -----------------     ------------------
Net increase (decrease) in net assets resulting
   from share transactions                                                        (416,037)               534,562
                                                                          -----------------     ------------------
   Total increase (decrease) in net assets                                        (415,556)               520,129
                                                                          -----------------     ------------------

Net Assets
   Beginning of period                                                             520,129                      -
                                                                          -----------------     ------------------
   End of period                                                                 $ 104,573              $ 520,129
                                                                          =================     ==================

Capital Share Transactions
   Shares sold                                                                         245                 65,454
   Shares issued in reinvestment of distributions                                        -                      -
   Shares repurchased                                                              (42,344)               (12,882)
                                                                          -----------------     ------------------

Net increase (decrease) from capital transactions                                  (42,099)                52,572
                                                                          =================     ==================

(a) For the period April 13, 1999 (commencement of operations) to March 31, 2000. See accompanying notes which are an integral part of the financial statements.

Shepherd Values Market Neutral Fund
Financial Highlights

                                                        Year                Period
                                                       Ended                Ended
                                                      3/31/01            3/31/00 (a)
                                                   ---------------      ---------------

Selected Per Share Data
Net asset value, beginning of period                       $ 9.89              $ 10.00
                                                   ---------------      ---------------
Income from investment operations
   Net investment income (loss)                             (0.22)               (0.09)
   Net realized and unrealized gain (loss)                   0.32                (0.02)
                                                   ---------------      ---------------
Total from investment operations                             0.10                (0.11)
                                                   ---------------      ---------------
Less Distributions
  From net investment income                                    -                    -
  From net realized gain                                        -                    -
                                                   ---------------      ---------------
Total distributions                                             -                    -

Net asset value, end of period                             $ 9.99               $ 9.89
                                                   ===============      ===============

Total Return (b) (c)                                        1.01%                (1.10)%

Ratios and Supplemental Data
Net assets, end of period (000)                             $ 105                $ 520
Ratio of expenses to average net assets                     3.12%                2.06% (a)
Ratio of expenses to average net assets
    before reimbursement                                    3.33%                3.68% (a)
Ratio of net investment income (loss) to
   average net assets                                       (2.18)%             (0.95)%(a)
Ratio of net investment income(loss) to
   average net assets before reimbursement                  (2.39)%             (2.57)%(a)
Portfolio turnover rate                                     0.00%              220.73% (a)

(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.
(c)  Total return calculations exclude the effect of sales charges.
See accompanying notes which are an integral part of the financial statements.

                      Shepherd Values Market Neutral Fund
                          Notes to Financial Statements
                                 March 31, 2001


NOTE 1.  ORGANIZATION

    The Shepherd Values Market Neutral Fund (the "Fund") was organized as a diversified series of the AmeriPrime Funds (the "Trust") on February 2, 1999 and commenced operations on April 13, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Fund is long-term capital appreciation while maintaining minimal exposure to general equity market risk.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's sub-advisor (the "Sub-Advisor"), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Sub-Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

    Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.


                       Shepherd Values Market Neutral Fund
                          Notes to Financial Statements
                           March 31, 2001 - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital for the Fund.


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor.
-----------

     The investment advisor to the Fund is Shepherd Advisory Services, Inc., 2505 21st Ave. South, Suite 204, Nashville, Tennessee 37212 ("Shepherd"). Shepherd is a wholly owned subsidiary of Shepherd Financial Services, Inc., a financial services company.

    Under the terms of the management agreement (the "Agreement"), Shepherd manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses and Rule 12b-1 expenses, if any. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay Shepherd a fee based on average daily net assets, computed and accrued daily and paid monthly at the rate of 2.25% of the average daily net assets. For the year ended March 31, 2001, the Advisor received a fee of $8,985 from the Fund. For the year ended March 31, 2001 the Advisor reimbursed trustees' fees of $855 to the Fund in accordance with its contractual commitment to do so.

The Sub-Advisor.
---------------

    Cornerstone Capital Management, Inc, 102 South Tejon, Suite 430, Colorado Springs, CO 80903 ("Cornerstone") is the Sub-Advisor to the Fund. Cornerstone is a registered investment advisory firm formed as a Colorado corporation on April 1, 1997. Cornerstone is a wholly owned subsidiary of The National Capital Companies, LLC. Darrel T. Uselton, a director of Cornerstone, is the controlling shareholder of The National Capital Companies, LLC. Under the terms of the sub-advisory agreement, Cornerstone receives a fee from the Advisor computed and accrued daily and paid monthly at an annual rate of 0.20% of the Fund's average daily net assets.

     Subject always to the control of the Board of Trustees, the Sub-Advisor, at its expense, furnishes continuously an investment program for the Fund. The Sub-Advisor must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. The Sub-Advisor makes its officers and employees available to the Advisor from time to time at reasonable times to review investment policies and to consult with the Advisor regarding the investment affairs of the Fund. The Sub-Advisor maintains books and records with respect to the securities transactions and renders to the Advisor such periodic and special reports as the Advisor or the Trustees may request. The Sub-Advisor pays all expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Fund.


                       Shepherd Values Market Neutral Fund
                          Notes to Financial Statements
                           March 31, 2001 - continued


NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued


Other Affiliates
     Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger AmeriPrime Financial Services, Inc. served as administrator to the Fund. The result of this merger is now Unified Fund Services, Inc., ("Unified"), still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

    The Fund retains Unified to manage business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Fund's advisor paid all administrative, transfer agency, and fund accounting fees on behalf of the Fund per the management agreement.

     Prior to December 31, 2000, the Fund had retained Ameriprime Financial Securities, Inc. to act as the principal distributor of its shares. Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective December 31, 2000, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. There were no payments made to either distributor during the fiscal year ended March 31, 2001. A Trustee and officer of the Trust may be deemed to be an affiliate of Ameriprime Financial Securities Inc. and Unified Financial Securities, Inc.


NOTE 5.  INVESTMENTS

    For the year ended March 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $0 and $195,528, respectively. The gross unrealized appreciation for all securities totaled $0 and the gross unrealized depreciation for all securities totaled $0 for a net unrealized appreciation of $0. The aggregate cost of securities for federal income tax purposes at March 31, 2001 was $38,636.


NOTE 6. ESTIMATES

    Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2001, Marilyn C. Franken beneficially owned 32% of the Fund and National Financial Services held 35% of the Fund in an omnibus account for the benefit of others.


                       Shepherd Values Market Neutral Fund
                          Notes to Financial Statements
                           March 31, 2001 - continued


NOTE 8. SUBSEQUENT EVENTS

Liquidation of the Fund.
-----------------------

     The Board of Trustees has decided to redeem all outstanding shares of the Fund, with the proceeds sent to each shareholder's address of record. The Board of Trustees concluded that it was in the best interests of shareholders to cease operations of the Fund. The Administrator indicated to the Board of Trustees that, based on conversations with the Advisor and Sub-Advisor, the small size of the Fund made it difficult to manage, and that it was unlikely that assets in the Fund would reach the level where the Sub-Advisor could effectively pursue the Fund's investment objective. In making this decision, the Board of Trustees determined that failure to redeem all shares of the Fund may have adverse consequences to the Fund's shareholders.

The Fund intends to cease operations on January 31, 2002.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
Shepherd Values Market Neutral Fund
(series of AmeriPrime Funds)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Shepherd Values Market Neutral Fund as of March 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period of April 13, 1999 (commencement of operations) through March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Shepherd Values Market Neutral Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period of April 13, 1999 (commencement of operations) through March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 26, 2001